                          MML Series Investment Fund

                               Table of Contents

                                                                           Page
                                                                           ----
To Our Shareholders......................................................   2-5

Statement of Assets and Liabilities as of June 30, 1997..................     6

     MML Equity Fund
     MML Money Market Fund
     MML Managed Bond Fund
     MML Blend Fund

Statement of Operations For the Six Months Ended June 30, 1997...........     7

     MML Equity Fund
     MML Money Market Fund
     MML Managed Bond Fund
     MML Blend Fund

Statement of Changes in Net Assets For the Six Months Ended June 30, 1997
  and For the Year Ended December 31, 1996...............................     8

     MML Equity Fund
     MML Money Market Fund
     MML Managed Bond Fund
     MML Blend Fund

Financial Highlights

     MML Equity Fund.....................................................     9
     MML Money Market Fund...............................................     9
     MML Managed Bond Fund...............................................    10
     MML Blend Fund......................................................    11

Schedule of Investments as of June 30, 1997

     MML Equity Fund..................................................... 12-13
     MML Money Market Fund...............................................    14
     MML Managed Bond Fund............................................... 15-17
     MML Blend Fund...................................................... 18-23

Notes to Financial Statements............................................ 24-26


MML Series Investment Fund

To Our Shareholders

Economic Strength Continues

Over seven and a half years into the current expansion and the factors that have been critical in shaping economic behavior - a broad-based expansion free of major excesses, low inflation, a Federal budget deficit that has been falling, now down to $50-$60 billion, and a Federal Reserve that is sensitive to potential price pressures but not given to aggressiveness are still in place.

In the first half of 1997, consumption drove economic gains, with solid support from private investment. Employment continued to grow, as did personal income, and consumer confidence reached a long-time high. These factors allowed businesses to build up inventories in the first quarter to meet consumer demand, which in turn supported the consumer behavior.

With Little Concern About Inflation

Even with unemployment as low as it has been, there are few signs that inflation is a concern. During the first half of the year, even while Chairman Greenspan built a case for raising rates during several appearances before congressional committees, the Federal Reserve made only one interest rate move - a quarter-point tightening on March 25, 1997.

Domestic Stocks Surge

With a steady economy, lean, competitive and profitable corporations and favorable monetary policy, the stock market soared to new heights. Both the Dow Jones Industrial Average and the Standard & Poor's 500 set and then surpassed records during the past six months. When you consider that the U.S. market has effectively doubled over the past two and a half years, nightly reports of the markets new records are almost old news.

Even while the major market indices have made news, it's only been recently that the bullishness has broadened. Particularly during the first quarter, it was predominately the very largest growth companies that were leading the market. The `Nifty Fifty' largest U.S. companies' stocks pushed both index performance and their own prices to new highs. In the second quarter, however, we began to see investors once again include smaller company stocks and some previously out-of-favor companies in their focus.

During the first half of this year, international stock markets have also done well. Major markets in continental Europe, with the exception of the United Kingdom, have been quite strong, benefiting from corporate belt-tightening and favorable exchange rates. Japan has rebounded nicely, and Latin American markets have performed well on rapid growth and political stability. International index performance has lagged that reported by the domestic market primarily because of difficulties in emerging Southeast Asian markets over the period.

A Positive Environment for Bonds

The past six months have been positive for the debt markets as well, though response to economic news has not been nearly as dramatic as stock market reaction. The first quarter was somewhat difficult for most areas of the bond market, due to uncertainty about interest rates and then the Federal Reserve's March tightening. But in the second quarter, after expectations of further tightening were not realized, rates began to drop and bonds recouped their losses.

Some areas of the bond market have been very positive, particularly corporate bonds, with performance that is tied to many of the factors supporting stocks. Triple B-rated issues have also done well. Triple B bonds tend to have higher yields than higher-rated bonds, and since income has been the major component of bond total returns so far this year, they've been very strong.

Balancing Risk and Reward in a High Priced Market

At this time, there is nothing in the forecast to shake our view that economic growth can continue throughout 1997. However, particularly in the case of large-cap domestic stocks, there is risk associated with any market that's enjoyed the terrific run ours has over the past several years. MassMutual's investment philosophy is grounded in the belief that protecting capital against downturns is just as important over the long term as is participating in the advances of bull markets.

We look for value when we evaluate both stocks and bonds, seeking to avoid the risk that follows buying a security that has reached or is nearing a peak high. As a result, while we take advantage of the opportunities a fast-paced market provides, we tend to be more cautious than some of our more growth-oriented peers. Over the market's history, the benefits of this approach have been borne out, and we expect that to continue in the future.


                                            /s/ Stuart H. Reese

                                            Stuart H. Reese
                                            President
                                            MML Series Investment Fund
July 31, 1997

MML EQUITY

How has the Fund performed over the past six months?

Even though the Fund has a relatively conservative approach to the stock market, the Fund participated considerably in the market's strong upswing. The portfolio's total return for the six months ended June 30, 1997 is slightly lower than that of the S&P 500, which we'd expect during a strong bull market. Still, we've outperformed many of our value-oriented peers, and in six months have already surpassed the historical average one-year return on stock investments.

How would you characterize the equity market over the period?

This has been a market in which the largest stocks have performed best. The fact that the largest companies in the major indices such as the S&P and the Dow Jones Industrial Average have appreciated dramatically has skewed the indices' returns, giving the impression that all stocks are doing remarkably well. This market has basically doubled in the past two and a half years, and the economy has been growing far longer than historical cyclical patterns. As a result, investors have been willing to pay high prices to own the largest companies. They're attracted by these firms' reliable, growing earnings and hope to be protected from any weakness in future earnings should the economy change.

What investment decisions were most successful during the period?

As always, we've emphasized high quality companies selling at reasonable prices compared to their earnings. In the past six months, we've been very pleased that our two largest positions have been among our top performers. We've done extremely well with our holdings in Bristol-Myers and GE - two strong companies with excellent earnings that have been beneficiaries of the current market psychology.

Even though the market has done very well over the first half of 1997, there was a temporary dip after the Federal Reserve's interest rate increase at the end of March. We used this as an opportunity to buy new stocks when they were selling far from their recent highs. One example, Burlington Northern, a Fort Worth-based railroad system, purchased the Santa Fe system and received favorable investor response. However, expected cost reductions came more slowly than expected, and weather problems hurt normally stable revenues. We saw Burlington Northern as a major player in coal and grain haulage, and expected the stock was poised for a rebound. We bought it and it has worked out very well for us so far this year.

Are you making any changes to the portfolio at this time?

The portfolio is already well diversified, and we feel it is structured appropriately to prosper in the future. On the margin, we have reduced our health care holdings, since their performance has been so strong.

Two areas that were relatively weak so far in 1997 are telecommunications and electric utility stocks. We're currently making a gradual increase to our electric utility holdings. We believe selected electric stocks - those with low operating costs, strong competitive positions and the ability to increase dividend payments - offer good total return potential with relatively low risk.

What is your outlook for the next several months?

Because the economy continues to be strong, with none of the classic signs of a slowdown on the horizon, our outlook is encouraging. Added to that is the fact that corporate managements are making better business decisions now in terms of focussing on their competitive advantages and placing great emphasis on shareholder value.

Within this positive outlook, however, there is a risk that the Federal Reserve will make another upward adjustment to interest rates. This market, while incredibly strong over the past several years, is very sensitive to interest rates, as we saw in March. That's why we believe a strategy like ours, with a value focus that can limit price risk, is an intelligent way to approach the stock market in any environment.

MML MONEY MARKET FUND

How did the Fund perform over the past six months?

The Fund continues to perform well, reporting returns that are superior to Lipper Analytical's average for money market funds.

What have been the most significant events in your market over the past six months and how was the portfolio positioned for them?

Short-term interest rates are impacted by the changes in the nation's monetary policy. The Federal Reserve raised interest rates only once during the first six months of the year. A twenty-five basis point increase in the Federal Funds rate occurred in March. This rise in rates was prompted by the length of the economic expansion and the record highs reached by the stock market.

The shorter the average life a portfolio has the faster its instruments can be replaced with higher yielding investments. Prior to the Federal Reserve's policy meeting in March, the MML Money Market's average life was shorter than a universe of our peers. This factor gave the Fund an advantage in quickly replacing maturing issues with higher yielding issues.

The second major impact on our market during the first half of 1997 was a default on $500 million of Tier one commercial paper issued by Mercury Finance. Because it was highly rated, all money market funds were permitted to own the issue, and many did. We never rely solely on rating services' evaluations of securities when making purchases. We conduct proprietary research into all of the securities we buy, and monitor them for any changes on a daily basis. Our own analysis of Mercury kept us from investing in the commercial paper offering, and that protected us when Mercury defaulted.

Are you making any changes to the portfolio at this time?

Not really. We're planning to keep the average life of our portfolio closely in line with that of our benchmark.

What is your outlook for the coming months at this time?

The economy remains strong, with little evidence to suggest inflation is on the rise. As a result, we believe the Federal Reserve is keeping any movement in rates on hold for the time being. We've very recently seen rates on short-term securities drop slightly as the market has begun to share this belief. Until news on the economic forecast changes significantly, we will continue with our current strategy - working to capture the highest yields available without increasing exposure to risk.

MML MANAGED BOND FUND

How did the Fund perform over the past six months?

The Fund has turned in a very solid performance for the first half of 1997, outpacing its benchmark, the Lehman Government/Corporate index and many of its peers. We're also pleased to have seen a substantial increase in assets under management during the first six months of the year.

What was the most significant event in your market during that time?

Although the market experienced a mild correction as a result of the Federal Reserve's March interest rate increase, interest rates have remained within a very tight band. In this environment, where overall price volatility has decreased, we've done well by investing in securities that can provide a yield advantage over Treasuries.

What investment decisions were most successful over the period?

We were very well positioned for the first half of the year, and outperformed our index and our peers for several reasons. Again, our primary advantage came from owning securities that offered a generous yield spread over Treasuries. In a tight trading range market, you can not expect much of a portfolio's total return to come from price appreciation. That makes any extra income you can garner a real benefit.

During the first half of 1997, mortgage-backed securities, approximately 22.8 percent of the portfolio, performed very well for us for just that reason. Mortgage-backed securities have higher yields and also tend to outperform other fixed income products when interest rates are relatively unchanging. This characteristic made them an excellent asset class to own during the full period.

Another asset class with spread advantages over Treasuries was corporate bonds. By June 30, our allocation to corporate bonds was increased from 54.8 percent of the portfolio at the beginning of the year to 59.3 percent. Due to the strength of both the economy and the stock market as well as the financial health of corporate America, we felt confident enough to move some of our assets into the lower quality areas of the investment grade corporate bond market. Our increased exposure to corporate bonds in general coupled with a thoroughly-researched move toward higher-yielding bonds provided a significant boost to performance.

Are you making any changes to the portfolio at this time?

We're very comfortable with our sector allocations as they are now, and do not plan on making any significant changes in the near future. We believe the portfolio's existing positioning, with a focus on the areas of the market that offer advantageous yields, will continue to benefit us as the year proceeds. In addition to a consistent sector allocation, we plan to keep our duration - which represents the portfolio's sensitivity to changes in interest rates - close to that of the Lehman Brother's Government/Corporate Bond Index.

What is your outlook for the coming months?

In our opinion, the normal trade-off between strong economic growth or low inflation is not happening. Though the domestic economy is in the seventh year of its current expansion, there are many reasons to believe its strength will continue. Inflation is at a 34-year low, consumer confidence has reached a 28-year high, the budget deficit is at a 16-year low, and in the three meetings of the Federal Reserve's Open Market Committee during the first half of the year, rates were only increased once.

We believe these factors suggest a continued favorable environment for a Fund like ours where we are focusing on the generation of return from income.

MML BLEND FUND

How did the Fund perform over the past six months?

The Fund has done very well, both in absolute terms and relative to the average for balanced funds. Our combination of the benefits of strong stock selection during a very bullish market and a timely bond strategy allowed us to come close to matching in six months our performance for the entire year of 1996.

What types of stocks worked well for you during the period?

This has been a market in which the largest stocks have performed best. Since the market has basically doubled in the past two and a half years, and the economy has been growing far longer than expected, investors have been willing to pay high prices to own the largest companies. They're attracted by these firms' reliable, growing earnings and hope to be protected from any weakness in future earnings should the economy change.

We take a relatively conservative approach to the market, emphasizing high quality companies selling at relatively low prices compared to their earnings. This generally keeps us from chasing the large growth companies that have pushed the major indices to new highs so far this year. Even so, two such companies were both our two largest positions and our top two performers during the period. We've done extremely well with our holdings in Bristol-Myers and GE - each a high growth company with excellent earnings and a beneficiary of the current market psychology.

We also added some strong stocks during the temporary decline that followed the Federal Reserve's interest rate increase at the end of March. One such stock, Burlington Northern, a Fort Worth-based railroad system, purchased the Santa Fe system and received favorable investor response. However, expected cost reductions came more slowly than expected, and weather problems hurt normally stable revenues. We saw Burlington Northern as a major player in coal and grain haulage, and expected the stock was poised for a rebound. We bought it and it has worked out very well for us so far this year.

How was your bond portfolio positioned?

Our bond portfolio was very well-positioned for the trading range market that defined the first half of the year. Our strategy over the period was to look for securities that offered a generous yield spread over Treasuries. Mortgage-backed securities, approximately 19 percent of the bond portfolio, performed very well for us. They offer higher yields than Treasuries and tend to outperform other fixed income products when interest rates are increasing. This characteristic made them an excellent asset class to own during the full period, and especially after the Federal Reserve's tightening at the end of the first quarter.

Are you making any changes to either your portfolio holdings or allocations at this time?

Nothing significant other than keeping vigilant for any new opportunities in both stocks and bonds. In terms of our asset allocation, while we review it weekly, we see nothing on the horizon to suggest the need to alter it at this time. Our current allocation, 61 percent stocks, 19.6 percent bonds and 19.4 percent cash and short-term securities is slightly more aggressive than what we'd originally set as a target. This is because we've allowed our stock position to grow on the strength of the market. A higher allocation to stocks has helped performance so far this year, and we're still quite comfortable with it.

What is your outlook for the next several months?

Because the economy continues to be strong, with none of the classic signs of either a slowdown or an increase in inflation on the horizon, our outlook remains very favorable for both the stock and bond markets. In this environment, and especially with stocks at their current record highs, we believe a relatively conservative balanced fund like this one makes sense as a way to both capture gains and limit risk.

MML Series Investment Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1997
(Unaudited)

                                                                                       MML             MML
                                                                      MML             Money           Managed          MML
                                                                     Equity           Market           Bond           Blend
                                                                      Fund             Fund            Fund            Fund
                                                                    --------         --------        --------        --------
ASSETS
Investments at value (See Schedule of Investments)
  (Notes 2A, 2B and 5)
 Equities (Identified cost: $1,251,426,499;
  $809,526,978 respectively).................................    $2,045,219,025   $           --   $         --   $1,485,309,027
 Bonds and notes (Identified cost: $183,956,089;
  $468,859,129 respectively).................................                --               --    185,372,867      473,397,860
 Short-term investments (Identified cost: $159,680,514;
  $144,699,930; $417,929; $483,786,841 respectively).........       159,642,248      144,699,930        417,929      483,766,181
                                                                 --------------   --------------   ------------   --------------
  Total investments..........................................     2,204,861,273      144,699,930    185,790,796    2,442,473,068
Cash.........................................................                --           13,940         74,233               --
Interest and dividends receivable............................         3,843,636               --      2,554,269        9,868,750
Receivable for investments sold..............................         9,672,040               --      2,008,394        9,965,125
Prepaid trustees' fees.......................................             2,724            1,667          1,667            1,667
                                                                 --------------   --------------   ------------   --------------
  Total assets...............................................     2,218,379,673      144,715,537    190,429,359    2,462,308,610
                                                                 --------------   --------------   ------------   --------------
LIABILITIES
Payable for investments purchased............................        20,505,674               --      1,074,537       17,208,523
Payable for settlement of investments
 purchased on a forward commitment basis (Note 2D)...........                --               --             --           12,756
Dividends payable (Note 2C)..................................                --          606,813             --               --
Investment management fee payable (Note 4)...................         1,879,879          178,507        222,999        2,133,047
Accrued liabilities..........................................         2,527,146            4,631         15,378        1,032,409
                                                                 --------------   --------------   ------------   --------------
  Total liabilities..........................................        24,912,699          789,951      1,312,914       20,386,735
                                                                 --------------   --------------   ------------   --------------
NET ASSETS...................................................    $2,193,466,974   $  143,925,586   $189,116,445   $2,441,921,875
                                                                 ==============   ==============   ============   ==============
Net assets consist of:
Series shares (par value $.01 per share; an unlimited number
 authorized) (Note 6)........................................    $      634,251   $    1,439,256   $    154,933   $    1,007,130
Additional paid-in capital...................................     1,320,577,874      142,486,330    185,800,154    1,681,945,434
Undistributed net investment income (Note 2C)................        21,906,303              802      3,059,925       20,994,420
Undistributed net realized gain (loss) on investments and
 forward commitments (Notes 2D and 3)........................        56,594,286             (802)    (1,315,345)      57,687,527
Net unrealized appreciation (depreciation) on:
 Investments (Note 2A).......................................       793,754,260               --      1,416,778      680,300,120
 Forward commitments (Note 2D)...............................                --               --             --          (12,756)
                                                                 --------------   --------------   ------------   --------------
NET ASSETS...................................................    $2,193,466,974   $  143,925,586   $189,116,445   $2,441,921,875
                                                                 ==============   ==============   ============   ==============
Outstanding series shares....................................        63,425,085      143,925,586     15,493,320      100,713,016
                                                                 ==============   ==============   ============   ==============
Net asset value per share....................................    $        34.58   $         1.00   $      12.21   $        24.25
                                                                 ==============   ==============   ============   ==============

                      See Notes to Financial Statements.

MML Series Investment Fund

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 1997
(Unaudited)

                                                                                       MML             MML
                                                                      MML             Money           Managed          MML
                                                                     Equity           Market           Bond           Blend
                                                                      Fund             Fund            Fund            Fund
                                                                    --------         --------        --------        --------
Investment income (Note 2B)
Dividends....................................................    $   21,944,135   $           --   $         --   $   15,932,701
Interest.....................................................         3,630,945        3,924,447      6,620,031       29,052,238
                                                                 --------------   --------------   ------------   --------------
  Total income...............................................        25,575,080        3,924,447      6,620,031       44,984,939
                                                                 --------------   --------------   ------------   --------------
Expenses
Investment management fee (Note 4)...........................         3,624,437          345,589        439,510        4,168,922
Trustees' fees...............................................            20,963           16,848         16,848           16,848
Audit fees...................................................            13,996            9,781         12,543           15,100
Other........................................................               307              208            208              244
                                                                 --------------   --------------   ------------   --------------
  Total expenses.............................................         3,659,703          372,426        469,109        4,201,114
                                                                 --------------   --------------   ------------   --------------
Net investment income (Note 2C)..............................        21,915,377        3,552,021      6,150,922       40,783,825
                                                                 --------------   --------------   ------------   --------------
Net realized and unrealized gain (loss) on investments and
 forward commitments (Notes 2A, 2B and 2D)
Net realized gain (loss) on:
 Investments (Notes 2B and 2C)...............................        56,606,098             (833)      (225,826)      58,024,321
 Forward commitments (Note 2D)...............................                --               --             --            9,180
                                                                 --------------   --------------   ------------   --------------
  Net realized gain (loss)...................................        56,606,098             (833)      (225,826)      58,033,501
                                                                 --------------   --------------   ------------   --------------
Change in net unrealized appreciation/depreciation on:
 Investments (Note 2A).......................................       218,846,932               --       (348,840)     148,720,545
 Forward commitments (Note 2D)...............................                --               --             --           (6,411)
                                                                 --------------   --------------   ------------   --------------
  Total change in net unrealized appreciation/depreciation...       218,846,932               --       (348,840)     148,714,134
                                                                 --------------   --------------   ------------   --------------
Net gain (loss)..............................................       275,453,030             (833)      (574,666)     206,747,635
                                                                 --------------   --------------   ------------   --------------
Net increase in net assets resulting from operations.........    $  297,368,407   $    3,551,188   $  5,576,256   $  247,531,460
                                                                 ==============   ==============   ============   ==============

                      See Notes to Financial Statements.

MML Series Investment Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       For the Six Months Ended June 30, 1997
                                            -------------------------------------------------------------
                                                                    (Unaudited)

                                                                 MML            MML
                                                 MML            Money         Managed           MML
                                                Equity          Market         Bond            Blend
                                                 Fund            Fund          Fund            Fund
                                              ---------        --------      ---------       --------
Increase (decrease)
 in net assets
Operations:
Net investment income..................     $   21,915,377   $  3,552,021   $  6,150,922   $   40,783,825
Net realized gain (loss)
 on investments and
 forward commitments...................         56,606,098           (833)      (225,826)      58,033,501
Change in net unrealized
 appreciation/depreciation on
 investments and forward
 commitments...........................        218,846,932             --       (348,840)     148,714,134
                                            --------------   ------------   ------------   --------------
Net increase in net assets
 resulting from operations.............        297,368,407      3,551,188      5,576,256      247,531,460
 Dividends to shareholders
  from: (Note 2C)
  Distribution of net investment
   income..............................            (25,000)    (3,551,188)    (3,026,896)     (19,788,536)
  Distribution of net realized gains                    --             --             --               --
 Net increase (decrease) in capital
  share transactions (Note 6)..........        194,125,198     (1,305,456)     4,994,800      120,188,711
                                            --------------   ------------   ------------   --------------
  Total increase (decrease)............        491,468,605     (1,305,456)     7,544,160      347,931,635

NET ASSETS, at beginning
 of the year...........................      1,701,998,369    145,231,042    181,572,285    2,093,990,240
                                            --------------   ------------   ------------   --------------
NET ASSETS, at end
 of the period.........................     $2,193,466,974   $143,925,586   $189,116,445   $2,441,921,875
                                            ==============   ============   ============   ==============
Undistributed net investment
 income (loss) included in net
  assets at end of the period..........     $   21,906,303   $        802   $  3,059,925   $   20,994,420
                                            ==============   ============   ============   ==============
                                                         For the Year Ended December 31, 1996
                                            ---------------------------------------------------------------

                                                                  MML             MML
                                                 MML             Money          Managed           MML
                                                Equity           Market          Bond            Blend
                                                 Fund             Fund           Fund            Fund
                                               --------         --------       ---------       ---------
Increase (decrease)
 in net assets
Operations:
Net investment income..................     $   40,173,966   $    6,159,608   $ 11,199,858   $   77,932,170
Net realized gain (loss)
 on investments and
 forward commitments...................         39,133,328               32       (404,955)      51,283,628
Change in net unrealized
 appreciation/depreciation on
 investments and forward
 commitments...........................        204,554,604               --     (4,664,274)     137,449,802
                                            --------------   --------------   ------------   --------------
Net increase in net assets
 resulting from operations                     283,861,898        6,159,640      6,130,629      266,665,600
 Dividends to shareholders
  from: (Note 2C)
  Distribution of net investment
   income..............................        (40,161,778)      (6,159,640)   (11,099,070)     (77,800,925)
  Distribution of net realized gains...        (39,133,328)              --             --      (51,065,539)
Net increase (decrease) in capital
  share transactions (Note 6)..........        248,532,571       36,310,841     27,842,588      133,050,174
                                            --------------   --------------   ------------   --------------
 Total increase (decrease).............        453,099,363       36,310,841     22,874,147      270,849,310

NET ASSETS, at beginning
 of the year...........................      1,248,899,006      108,920,201    158,698,138    1,823,140,930
                                            --------------   --------------   ------------   --------------
NET ASSETS, at end
 of the period.........................     $1,701,998,369   $  145,231,042   $181,572,285   $2,093,990,240
                                            ==============   ==============   ============   ==============
Undistributed net investment
 income (loss) included in net
  assets at end of the period..........     $       15,927   $        9,702   $    (64,100)  $         (870)
                                            ==============   ==============   ============   ==============

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected per share data for each series share outstanding throughout:


                                MML EQUITY FUND

                           Six Months
                             Ended                                        Year Ended December 31,
                            June 30,      ------------------------------------------------------------------------------------------
                              1997        1996        1995       1994      1993      1992      1991      1990       1989      1988
                              ----        ----        ----       ----      ----      ----      ----      ----       ----      ----
                           (Unaudited)
Net asset value:
 Beginning of year.......  $  29.786   $  25.924   $  20.520   $20.510   $19.862   $18.735   $15.659   $16.764    $14.929   $13.828
                           ---------   ---------   ---------   -------   -------   -------   -------   -------    -------   -------
Income from
 investment operations:
Net investment income....       .180        .703        .634      .594      .524      .543      .563      .636       .694      .646
Net realized and
 unrealized gain (loss)
 on investments..........      4.618       4.547       5.754      .248     1.365     1.420     3.440     (.722)     2.746     1.660
                           ---------   ---------   ---------   -------   -------   -------   -------   -------    -------   -------
Total from investment
 operations..............      4.798       5.250       6.388      .842     1.889     1.963     4.003     (.086)     3.440     2.306
                           ---------   ---------   ---------   -------   -------   -------   -------   -------    -------   -------
Less distributions:
Dividends from net
 investment income.......      (.001)      (.703)      (.634)    (.594)    (.524)    (.543)    (.562)    (.665)     (.711)    (.639)
Distribution from net
 realized gains..........         --       (.685)      (.350)    (.238)    (.717)    (.288)    (.365)    (.354)     (.894)    (.566)
Distribution in excess
 of net realized gains...         --          --          --        --        --     (.005)       --        --         --        --
                           ---------   ---------   ---------   -------   -------   -------   -------   -------    -------   -------
Total distributions......      (.001)     (1.388)      (.984)    (.832)   (1.241)    (.836)    (.927)   (1.019)    (1.605)   (1.205)
                           ---------   ---------   ---------   -------   -------   -------   -------   -------    -------   -------
Net asset value:
 End of period...........  $  34.583   $  29.786   $  25.924   $20.520   $20.510   $19.862   $18.735   $15.659    $16.764   $14.929
                           =========   =========   =========   =======   =======   =======   =======   =======    =======   =======

Total return.............      16.11%*     20.25%      31.13%     4.10%     9.52%    10.48%    25.56%     (.51%)    23.04%    16.68%

Net assets (in millions):
 End of period...........  $2,193.47   $1,701.99   $1,248.90   $820.78   $663.09   $490.62   $355.04   $235.45    $226.41   $172.80
Ratio of expenses to
 average net assets......        .19%*       .38%        .41%      .43%      .44%      .46%      .48%      .49%       .50%      .50%
Ratio of net investment
 income to average net
 assets..................       1.12%*      2.65%       2.89%     3.04%     3.23%     3.09%     3.43%     4.09%      4.30%     4.05%
Portfolio turnover rate..       7.51%*     11.42%      11.72%     9.99%    11.28%     9.07%     9.37%    13.50%     15.71%    15.97%

                             MML MONEY MARKET FUND

                           Six Months
                             Ended                                        Year Ended December 31,
                            June 30,      ------------------------------------------------------------------------------------------
                              1997        1996       1995       1994      1993      1992      1991      1990       1989      1988
                              ----        ----       ----       ----      ----      ----      ----      ----       ----      ----
                          (Unaudited)
Net asset value:
 Beginning of year.......  $ 1.000      $ 1.000    $ 1.000    $ 1.000   $ 1.000    $ 1.000   $ 1.000   $ 1.000    $ 1.000   $ 1.000
                           -------      -------    -------    -------   -------    -------   -------   -------    -------   -------
Income from investment
 operations:
Net investment income....     .025         .049       .054       .038      .027       .034      .059      .078       .088      .072
                           -------      -------    -------    -------   -------    -------   -------   -------    -------   -------
Total from investment
 operations..............     .025         .049       .054       .038      .027       .034      .059      .078       .088      .072
                           -------      -------    -------    -------   -------    -------   -------   -------    -------   -------
Less distributions:
Dividends from net
 investment income.......    (.025)       (.049)     (.054)     (.038)    (.027)     (.034)    (.059)    (.078)     (.088)    (.072)
                           -------      -------    -------    -------   -------    -------   -------   -------    -------   -------
Total distributions......    (.025)       (.049)     (.054)     (.038)    (.027)     (.034)    (.059)    (.078)     (.088)    (.072)
                           -------      -------    -------    -------   -------    -------   -------   -------    -------   -------
Net asset value:
 End of period...........  $ 1.000      $ 1.000    $ 1.000    $ 1.000   $ 1.000    $ 1.000   $ 1.000   $ 1.000    $ 1.000   $ 1.000
                           =======      =======    =======    =======   =======    =======   =======   =======    =======   =======

Total return.............     2.49%*       5.01%      5.58%      3.84%     2.75%      3.48%     6.01%     8.12%      9.16%     7.39%

Net assets (in millions):
 End of period...........  $143.93      $145.23    $108.92    $ 91.79   $ 73.66    $ 84.56   $ 94.41   $114.59    $ 70.16   $ 66.35
Ratio of expenses to
 average net assets......      .26%*        .52%       .54%       .55%      .54%       .53%      .52%      .54%       .54%      .55%
Ratio of net investment
 income to average net
 assets..................     2.47%*       4.92%      5.43%      3.81%     2.71%      3.42%     5.91%     7.80%      8.79%     7.20%

                      See Notes to Financial Statements.

                             MML MANAGED BOND FUND

                           Six Months
                             Ended
                            June 30,                                      Year Ended December 31,
                                        --------------------------------------------------------------------------------------------
                              1997      1996       1995       1994       1993       1992      1991      1990       1989      1988
                              ----      ----       ----       ----       ----       ----      ----      ----       ----      ----
                          (Unaudited)
Net asset value:
 Beginning of year.......  $ 12.048   $ 12.448   $ 11.141   $ 12.405   $ 12.041   $ 12.219  $ 11.318  $ 11.354   $ 10.919  $ 11.052
                           --------   --------   --------   --------   --------   --------  --------  --------   --------  --------
Income from investment
 operations:
Net investment income....      .402       .776       .782       .792       .785       .870      .903      .943       .918      .906
Net realized and
 unrealized gain (loss)
 on investments and
 forward commitments.....     (.048)     (.401)     1.307     (1.264)      .618       .001      .916     (.036)      .454     (.133)
                           --------   --------   --------   --------   --------   --------  --------  --------   --------  --------
Total from investment
 operations..............      .354       .375      2.089      (.472)     1.403       .871     1.819      .907      1.372      .773
                           --------   --------   --------   --------   --------   --------  --------  --------   --------  --------
Less distributions:
Dividends from net
 investment income.......     (.196)     (.775)     (.782)     (.792)     (.784)     (.869)    (.902)    (.943)     (.918)    (.906)
Distribution from net
 realized gains..........        --         --         --         --      (.255)     (.158)    (.016)       --      (.019)       --
Distribution in excess
 of net realized gains...        --         --         --         --         --      (.022)       --        --         --        --
                           --------   --------   --------   --------   --------   --------  --------  --------   --------  --------

Total distributions......     (.196)     (.775)     (.782)     (.792)    (1.039)    (1.049)    (.918)    (.943)     (.937)    (.906)
                           --------   --------   --------   --------   --------   --------  --------  --------   --------  --------

Net asset value:
 End of period...........  $ 12.206   $ 12.048   $ 12.448   $ 11.141   $ 12.405   $ 12.041  $ 12.219  $ 11.318   $ 11.354  $ 10.919
                           ========   ========   ========   ========   ========   ========  ========  ========   ========  ========

Total return.............     3.00%*     3.25%     19.14%     (3.76%)    11.81%      7.31%    16.66%     8.38%     12.83%     7.13%

Net assets (in millions):
 End of period...........  $ 189.12   $ 181.57   $ 158.70   $ 121.21   $ 129.11   $  88.15  $  66.98  $  43.07   $  40.03  $  31.35
Ratio of expenses to
 average net assets......      .25%*      .51%       .52%       .52%       .54%       .56%      .57%      .57%       .59%      .61%
Ratio of net investment
 income to average net
 assets..................     3.31%*     6.54%      6.63%      6.69%      6.37%      7.28%     7.96%     8.40%      8.35%     8.25%
Portfolio turnover rate..    22.60%*    46.12%     70.00%     32.77%     58.81%     39.51%    61.85%    69.93%     64.77%    74.92%


                      See Notes to Financial Statements.

                                 MML BLEND FUND

                       Six Months
                         Ended                                        Year Ended December 31,
                        June 30,     -----------------------------------------------------------------------------------------------
                          1997       1996        1995        1994        1993        1992      1991      1990      1989      1988
                          ----       ----        ----        ----        ----        ----      ----      ----      ----      ----
                       (Unaudited)
Net asset value:
 Beginning of
  year...............  $ 21.973   $  20.519   $  17.672   $  18.305   $  17.846   $  17.307   $14.839   $15.428   $13.876   $13.095
                       --------   ---------   ---------   ---------   ---------   ---------   -------   -------   -------   -------
Income from
 investment
 operations:
Net investment
 income..............      .409        .824        .811        .707        .655        .707      .736      .792      .823      .734
Net realized and
 unrealized gain
 (loss) on invest-
 ments and forward
 commitments.........     2.064       1.990       3.246       (.271)      1.057        .880     2.771     (.445)    1.921     1.000
                       --------   ---------   ---------   ---------   ---------   ---------   -------   -------   -------   -------
Total from
 investment
 operations..........     2.473       2.814       4.057        .436       1.712       1.587     3.507      .347     2.744     1.734
                       --------   ---------   ---------   ---------   ---------   ---------   -------   -------   -------   -------
Less distributions:
Dividends from net
 investment income...     (.200)      (.824)      (.811)      (.707)      (.655)      (.707)    (.736)    (.811)    (.835)    (.728)
Distribution from
 net realized gains..        --       (.536)      (.399)      (.359)      (.598)      (.326)    (.303)    (.125)    (.357)    (.225)
Distribution in
 excess of net
 realized gains......        --          --          --       (.003)         --       (.015)       --        --        --        --
                       --------   ---------   ---------   ---------   ---------   ---------   -------   -------   -------   -------
Total distributions..     (.200)     (1.360)     (1.210)     (1.069)     (1.253)     (1.048)   (1.039)    (.936)   (1.192)    (.953)
                       --------   ---------   ---------   ---------   ---------   ---------   -------   -------   -------   -------
Net asset value:
 End of period.......  $ 24.246   $  21.973   $  20.519   $  17.672   $  18.305   $  17.846   $17.307   $14.839   $15.428   $13.876
                       ========   =========   =========   =========   =========   =========   =======   =======   =======   =======

Total return.........    11.34%*     13.95%      23.28%       2.48%       9.70%       9.36%    24.00%     2.37%    19.96%    13.40%

Net assets
 (in millions):
 End of period.......  $2441.92   $2,093.99   $1,823.14   $1,444.26   $1,296.54   $1,013.28   $797.04   $574.15   $524.29   $401.22
Ratio of expenses
 to average net
 assets..............      .18%*       .38%        .38%        .39%        .40%        .41%      .42%      .44%      .45%      .46%
Ratio of net invest-
 ment income to
 average net assets..     1.79%*      3.87%       4.19%       3.93%       3.60%       4.07%     4.54%     5.37%     5.57%     5.29%
Portfolio turnover
 rate................    11.67%*     19.10%      30.78%      26.59%      20.20%      25.43%    26.92%    24.55%    22.39%    25.70%


*Percentages represent results for the period and are not annualized.

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

                      See Notes to Financial Statements.

MML Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 1997
(Unaudited)

                                                    Number          Market
                                                      of            Value
                                                    Shares        (Note 2A)
                                                   --------      -----------
EQUITIES - 93.24%

Aerospace & Defense - 2.74%
 The Boeing Company .........................       325,000    $  17,245,150
 Raytheon Company ...........................       560,000       28,560,000
 TRW, Inc. ..................................       250,400       14,225,725
                                                 ----------    -------------
                                                  1,135,400       60,030,875
                                                 ----------    -------------
Agribusiness - .86%
 Archer-Daniels-Midland......................        75,000        1,762,500
 Pioneer Hi-Bred International, Inc. ........       235,000       18,800,000
                                                 ----------    -------------
                                                    310,000       20,562,500
                                                 ----------    -------------
Apparel, Textiles, Shoes - 1.02%
 VF Corporation .............................       265,000       22,458,750
                                                 ----------    -------------
Automotive & Parts - 5.04%
 Ford Motor Company .........................       950,000       35,862,500
 Genuine Parts Company ......................       860,250       29,140,969
 Goodyear Tire & Rubber Company .............       720,000       45,584,640
                                                 ----------    -------------
                                                  2,530,250      110,588,109
                                                 ----------    -------------
Banking, Savings & Loans - 6.26%
 The Bank of New York Company,
  Incorporated ..............................       870,000       37,845,000
 Comerica, Incorporated .....................       323,500       21,998,000
 CoreStates Financial Corporation ...........       585,500       31,470,625
 Norwest Corporation ........................       391,000       21,993,750
 Pacific Century Financial Corporation ......       156,100        7,219,625
 Wachovia Corporation .......................       288,200       16,805,518
                                                 ----------    -------------
                                                  2,614,300      137,332,518
                                                 ----------    -------------
Beverages - 1.74%
 Brown-Forman Corporation (Class B) .........       337,300       16,464,288
 Pepsico, Incorporated ......................       580,000       21,785,960
                                                 ----------    -------------
                                                    917,300       38,250,248
                                                 ----------    -------------
Chemicals - 4.48%
 E.I. du Pont de Nemours and Company ........       333,000       20,937,375
 The Lubrizol Corporation ...................       565,000       23,694,405
 Nalco Chemical Company .....................       539,300       20,830,463
 Rohm & Haas ................................       365,000       32,872,630
                                                 ----------    -------------
                                                  1,802,300       98,334,873
                                                 ----------    -------------
Communications - 2.18%
 AT&T Corporation ...........................       176,100        6,174,418
 GTE Corporation ............................       946,800       41,540,850
                                                 ----------    -------------
                                                  1,122,900       47,715,268
                                                 ----------    -------------
Computers & Office Equipment - 7.30%
 Hewlett-Packard Company ....................       640,000       35,840,000
 International Business Machines Corporation.       490,000       44,191,630
 Pitney Bowes, Inc. .........................       552,000       38,364,000
 Xerox Corporation ..........................       530,000       41,803,750
                                                 ----------    -------------
                                                  2,212,000      160,199,380
                                                 ----------    -------------
Containers - .81%
 Temple-Inland, Inc. ........................       330,000       17,820,000
                                                 ----------    -------------
Cosmetics & Personal Care - 1.63%
 Kimberly-Clark Corporation .................       720,000       35,820,000
                                                 ----------    -------------
Electric Utilities - 2.10%
 NIPSCO Industries, Inc. ....................       208,000        8,592,896
 SCANA Corporation ..........................       785,200       19,482,382
 Teco Energy Inc. ...........................       704,700       18,013,541
                                                 ----------    -------------
                                                  1,697,900       46,088,819
                                                 ----------    -------------
Electrical Equipment & Electronics - 6.61%
 AMP, Incorporated ..........................       955,000       39,871,250
 General Electric Company ...................       977,000       63,871,375
 Honeywell Inc. .............................       232,500       17,640,938
 Hubbell, Incorporated (Class B) ............       504,144       22,182,336
 New England Electric .......................        38,600        1,428,200
                                                 ----------    -------------
                                                  2,707,244      144,994,099
                                                 ----------    -------------
Energy - 6.27%
 Amoco Corporation ..........................       387,500       33,688,088
 Eni, SPA - ADR .............................       195,100       11,096,312
 Kerr-McGee Corporation .....................       226,000       14,322,750
 Mobil Corporation ..........................       360,000       25,155,000
 Occidental Petroleum Corp. .................       754,600       18,911,785
 Union Pacific Resources Group ..............       703,700       17,504,538
 Unocal Corporation .........................       432,100       16,770,665
                                                 ----------    -------------
                                                  3,059,000      137,449,138
                                                 ----------    -------------
Financial Services - 1.36%
 American Express Company ...................       400,000       29,800,000
                                                 ----------    -------------
Foods - 2.73%
 ConAgra, Inc. ..............................       515,500       33,056,438
 CPC International, Inc. ....................       291,500       26,908,948
                                                 ----------    -------------
                                                    807,000       59,965,386
                                                 ----------    -------------
Forest Products & Paper - 2.27%
 Westvaco Corporation .......................       773,055       24,302,530
 Weyerhaeuser Company .......................       490,600       25,511,200
                                                 ----------    -------------
                                                  1,263,655       49,813,730
                                                 ----------    -------------
Hardware & Tools - .82%
 The Stanley Works ..........................       451,000       18,040,000
                                                 ----------    -------------
Healthcare - 8.13%
 Becton, Dickinson and Company ..............       536,000       27,135,000
 Bristol-Myers Squibb Company ...............     1,040,000       84,240,000
 Pfizer, Incorporated .......................       134,800       16,108,600
 Pharmacia & Upjohn Inc. ....................       579,000       20,120,250
 Schering-Plough Corp. ......................       643,000       30,783,624
                                                 ----------    -------------
                                                  2,932,800      178,387,474
                                                 ----------    -------------
Industrial Distribution - .88%
 W. W. Grainger, Inc. .......................       246,000       19,234,002
                                                 ----------    -------------
Industrial Transportation - 1.36%
 Burlington Northern Sante Fe ...............       311,200       27,969,100
 Norfolk Southern Corporation ...............       296,000       29,822,000
                                                 ----------    -------------
                                                    607,200       57,791,100
                                                 ----------    -------------

MML Equity Fund

June 30, 1997
(Unaudited)

                                                    Number          Market
                                                      of            Value
                                                    Shares        (Note 2A)
                                                   --------      -----------
EQUITIES (Continued)

Insurance - 5.86%
 Jefferson-Pilot Corporation ................       312,000    $  21,801,000
 Marsh & McLennan Companies, Inc. ...........       561,000       40,041,375
 MBIA, Inc. .................................       268,000       30,233,616
 SAFECO Corporation .........................       782,500       36,532,578
                                                 ----------    -------------
                                                  1,923,500      128,608,569
                                                 ----------    -------------
Machinery & Components - 2.05%
 Dover Corporation ..........................       325,000       19,987,500
 Parker-Hannifin Corporation ................       412,050       25,006,078
                                                 ----------    -------------
                                                    737,050       44,993,578
                                                 ----------    -------------
Miscellaneous - 2.22%
 Harsco Corporation .........................       339,000       13,729,500
 Minnesota Mining & Manufacturing Company ...       204,500       20,859,000
 Fall Corporation ...........................       604,000       14,043,000
                                                 ----------    -------------
                                                  1,147,500       48,631,500
                                                 ----------    -------------
Photography - .94%
 Eastman Kodak Company ......................       268,800       20,630,400
                                                 ----------    -------------
Publishing & Printing - 2.34%
 McGraw-Hill Companies, Inc. ................       500,000       29,406,000
 R.R. Donnelley & Sons Company ..............       600,000       21,975,000
                                                 ----------    -------------
                                                  1,100,000       51,381,000
                                                 ----------    -------------
Retail - 2.45%
 The May Department Stores Company ..........       593,000       28,019,250
 Sears Roebuck and Company ..................       479,300       25,762,375
                                                 ----------    -------------
                                                  1,072,300       53,781,625
                                                 ----------    -------------
Retail - Grocery - 3.35%
 Albertson's, Inc. ..........................     1,148,500       41,920,250
 American Stores Company ....................       639,100       31,555,563
                                                 ----------    -------------
                                                  1,787,600       73,475,813
                                                 ----------    -------------
Telephone Utilities - 3.50%
 Ameritech Corporation ......................       347,000       23,574,139
 Frontier Corporation .......................     1,096,200       21,854,939
 Pinnacle West Capital ......................       425,100       12,779,356
 Southern New England
  Telecommunications Corporation ............       475,400       18,481,175
                                                 ----------    -------------
                                                  2,343,700       76,689,609
                                                 ----------    -------------
Tobacco - 2.57%
 Fortune Brands, Inc. .......................       463,000       17,275,456
 Gallaher Group PLC .........................       463,000        8,536,331
 UST, Inc. ..................................     1,100,500       30,538,875
                                                 ----------    -------------
                                                  2,026,500       56,350,662
                                                 ----------    -------------
Total Equities
 (Cost $1,251,426,499) ......................                  2,045,219,025
                                                               -------------
                                                   Principal
                                                    Amount
                                                  -----------
SHORT-TERM INVESTMENTS - 7.28%

Commercial Paper
 AIG Funding, Inc.
  5.200%      7/23/97 .......................    $ 10,000,000  $   9,964,617
 AIG Funding, Inc.
  6.100%      7/1/97 ........................       5,000,000      5,000,000
 Abbott Laboratories
  5.470%      7/09/97 .......................       6,258,000      6,250,393
 American Telephone & Tel
  5.240%      7/18/97 .......................       4,000,000      3,989,147
 American Telephone & Tel
  5.240%      8/21/97 .......................      10,000,000      9,914,400
 Anheuser Busch Cos, Inc.
  5.550%      8/29/97 .......................       5,000,000      4,952,083
 Anheuser Busch Cos, Inc.
  5.540%      7/7/97 ........................       7,330,000      7,323,232
 Coca Cola Company
  5.450%      7/29/97........................       9,467,000      9,426,870
 E.I. du Pont de Nemours and Company
  5.630%      11/12/97 ......................       5,000,000      4,892,188
 E.I. du Pont de Nemours and Company
  5.610%      12/4/97 .......................       7,014,000      6,838,114
 Eastman Kodak Company
  5.525%      7/21/97 .......................      15,662,000     15,613,926
 First Union National Bank
  5.500%      7/3/97 ........................       6,000,000      5,998,167
 Ford Motor Credit Company
  5.620%      12/08/97 ......................       5,000,000      4,871,424
 Ford Motor Credit Company
  5.580%      12/9/97 .......................       5,000,000      4,870,625
 General Electric Capital Corporation
  5.580%      12/8/97 .......................       4,000,000      3,897,139
 IBM Credit Corporation
  5.520%      8/25/97 .......................       3,000,000      2,973,199
 IBM Corporation
  5.520%      7/22/97 .......................      12,000,000     11,961,360
 J P Morgan
  5.510%      7/28/97 .......................       9,000,000      8,962,808
 Pepsico, Inc.
  5.500%      7/14/97 .......................      10,000,000      9,980,139
 Transamerica Finance Corp.
  6.200%      7/1/97 ........................       7,008,000      7,008,000
 Walt Disney Company
  5.470%      7/21/97 .......................      15,000,000     14,954,417
                                                 ------------  -------------
Total Short-Term Investments
  (Cost $159,680,514) .......................    $160,739,000    159,642,248
                                                 ============  -------------
Total Investments -
 (Cost $1,411,107,013) (a)              100.52%              $ 2,204,861,273
                                        =======              ===============
(a) Federal Income Tax Information: At
    June 30, 1997 the net unrealized
    appreciation on investments based on cost
    of $1,411,115,370 for federal income tax
    purposes is as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there is an excess
    of market value over tax cost ........................   $   804,534,770

    Aggregate gross unrealized depreciation for
    all investments in which there is an excess
    of tax cost over market value ........................       (10,788,867)
                                                             ---------------
    Net unrealized appreciation ..........................   $   793,745,903
                                                             ===============


                      See Notes to Financial Statements.

MML Money Market Fund

SCHEDULE OF INVESTMENTS

June 30, 1997
(Unaudited)

                                                                   Market
                                                  Principal        Value
                                                    Amount       (Note 2A)
                                                 ------------   ------------
SHORT-TERM INVESTMENTS - 100.54%

Commercial Paper - 96.84%
 Abbott Laboratories
  5.480%      8/5/97 ........................    $  4,790,000  $  4,764,480
 Anheuser-Busch Companies, Inc.
  5.600%      12/15/97 ......................       5,800,000     5,649,329
 Atlantic Richfield Corp.
  5.620%      11/14/97 ......................       1,200,000     1,174,523
 Becton, Dickinson and Company
  5.540%      9/29/97 .......................       2,900,000     2,859,835
 Bellsouth Telecommunications, Inc.
  5.520%      7/7/97 ........................       4,060,000     4,056,265
 Bemis Company Incorporated
  5.570%      7/15/97 .......................       5,740,000     5,727,567
 CIT Group Holdings Incorporated
  5.520%      8/07/97 .......................       3,995,000     3,972,335
 Carolina Power & Light Company
  5.530%      7/23/97 .......................       4,170,000     4,155,908
 Caterpillar Financial Services Corp.
  5.750%      10/7/97 .......................       1,725,000     1,697,999
 Caterpillar Financial Services Corp.
  5.700%      9/16/97 .......................       4,300,000     4,247,576
 Countrywide Home Loans
  5.580%      7/25/97 .......................       3,540,000     3,526,831
 Countrywide Home Loans
  5.580%      8/28/97 .......................       2,150,000     2,130,672
 E.I. du Pont de Nemours and Company
  5.570%      8/18/97 .......................       3,390,000     3,364,824
 E.I. du Pont de Nemours and Company
  5.630%      10/30/97 ......................       2,080,000     2,040,640
 Eastman Kodak Company
  5.490%      7/18/97 .......................       2,070,000     2,064,633
 Eastman Kodak Company
  5.500%      7/28/97 .......................       3,545,000     3,530,377
 Emerson Electric Company
  5.470%      7/24/97 .......................       5,560,000     5,540,569
 Ford Motor Credit Company
  5.550%      8/25/97 .......................         595,000       589,955
 GTE Corporation
  5.580%      9/12/97 .......................       4,930,000     4,874,217
 General Electric Company
  5.600%      7/17/97 .......................       2,145,000     2,139,661
 General Electric Company
  5.600%      9/2/97 ........................         470,000       465,394
 General Electric Company
  5.610%      10/15/97 ......................         520,000       511,410
 General Electric Company
  5.220%      11/14/97 ......................         150,000       147,042
 General Electric Company
  5.510%      7/1/97 ........................       2,465,000     2,465,000
 General Motors Acceptance Corporation
  5.700%      12/1/97 .......................       1,570,000     1,531,967
 Goldman Sachs & Company
  5.570%      8/4/97 ........................       3,035,000     3,019,034
 Hershey Goods Corporation
  5.510%      9/09/97 .......................       2,785,000     2,755,162
 Lilly (Eli) & Company
  5.330%      8/8/97 ........................       5,300,000     5,270,181
 Monsanto Company
  5.570%      8/29/97 .......................       1,950,000     1,932,199
 Nestle Capital Corporation
  5.500%      8/11/97 .......................       2,900,000     2,881,835
 Nestle Capital Corporation
  5.510%      9/8/97 ........................       2,730,000     2,701,169
 Northern Indiana Public Service
  5.540%      8/1/97 ........................       3,325,000     3,309,138
 Northern States Power Company
  5.600%      7/21/97 .......................       3,285,000     3,274,780
 Northern States Power Company
  5.550%      7/14/97 .......................       2,785,000     2,779,418
 NYNEX Corporation
  5.540%      7/31/97 .......................       5,500,000     5,474,608
 PPG Industries
  5.510%      7/29/97 .......................       5,000,000     4,978,572
 Pacific Gas & Electric Company
  5.540%      8/6/97 ........................       4,900,000     4,872,854
 Pitney Bowes Credit Corporation
  5.220%      7/21/97 .......................       4,720,000     4,706,312
 Proctor & Gamble Company
  5.520%      7/22/97 .......................       2,635,000     2,626,515
 Southwestern Bell Telephone Company
  5.500%      8/20/97 .......................       5,495,000     5,453,024
 Walt Disney Company
  5.530%      9/30/97 .......................       3,260,000     3,214,430
 Walt Disney Company
  5.550%      12/1/97 .......................       2,350,000     2,294,569
 Xerox Corporation
  5.540%      8/26/97 .......................       4,645,000     4,604,970
                                                 ------------  ------------
 Total Commercial Paper
  (Cost $139,377,799) .......................     140,460,000   139,377,779
                                                 ------------  ------------
U.S. Government Agency Obligations - 3.70%
 Federal Farm Credit Bank
  5.460%      11/3/97 .......................       5,425,000     5,322,151
                                                 ------------  ------------
 Total U.S. Government Agency Obligations
  (Cost $5,322,151) .........................       5,425,000     5,322,151
                                                 ------------  ------------
Total Short-Term Investments
 (Cost $144,699,930) (a) ....................    $145,885,000   144,699,930
                                                 ============  ------------
Total Investments -
 (Cost $144,699,930) (a) .........  100.54%                    $144,699,930
                                    =======                    ============

(a) Federal Income Tax Information: The aggregate cost for investments for the MML Money Market Fund as of June 30, 1997 is the same for financial reporting and federal income tax purposes.

    June 30, 1997 seven-day average yield for the portfolio: 5.15%


                      See Notes to Financial Statements.

MML Managed Bond Fund

SCHEDULE OF INVESTMENTS

June 30, 1997
(Unaudited)

                                                                   Market
                                                  Principal        Value
                                                    Amount       (Note 2A)
                                                 ------------   ------------
BONDS AND NOTES - 98.02%

Asset Backed Securities - 8.82%
Auto Receivables
 Capita Equipment Receivables Trust 1996-1,
  Class A4
  6.280%      6/15/00 .......................    $  2,000,000  $  1,998,120
 Chase Manhattan Auto Grantor Trust 1996-B,
  Class A
  6.280%      6/15/00 .......................       3,763,035     3,777,147
 Daimler-Benz Auto Grantor Trust 1995-A,
  Class A
  5.850%      5/15/02 .......................       1,201,756     1,200,254
 Ford Credit 1994-B Grantor Trust
  7.300%      10/15/99 ......................         373,641       376,791
 Jet Equipment Trust 1995-A
  8.235%      5/1/15 ........................       1,924,039     2,061,107
 Keystone Auto Grantor Trust 1996-B,
  Class A 144A
  6.150%      4/15/03 .......................       1,110,042     1,108,388
 Nissan Auto Receivables 1994-A Grantor Trust,
  Class A
  6.450%      9/15/99 .......................         480,350       480,951
 Railcar Trust No. 1992-1
  7.750%      6/1/04 ........................       1,522,820     1,578,966
 World Omni 1995-A Automobile Lease
  Securitization Trust, Class A
  6.050%      11/25/01 ......................       2,257,899     2,259,298
 World Omni 1996-A Automobile Lease
  Securitization Trust, Class A1
  6.300%      6/25/02 .......................       1,843,805     1,848,414
                                                 ------------  ------------
Total Asset Backed Securities
 (Cost $16,682,524)                                16,477,387    16,689,436
                                                 ------------  ------------
Corporate Debt - 59.28%
 AirTouch Communications, Inc.
  7.500%      7/15/06 .......................       1,500,000     1,531,800
 American West Airlines 1996-1, Class A
  6.850%      7/2/09 ........................       1,750,000     1,704,063
 American Airlines, Inc.
  9.780%      11/26/11 ......................       2,000,000     2,275,000
 AMR Corporation
  9.000%      8/1/12 ........................       1,000,000     1,120,140
 Analog Devices, Inc.
  6.625%      3/1/00 ........................       1,000,000       994,310
 Associates Corporation of North America
  6.750%      8/1/01 ........................       1,000,000     1,001,240
 Associates Corporation of North America
  7.875%      9/30/01 .......................       2,000,000     2,084,400
 Atlantic Richfield Company
  7.770%      2/13/02 .......................       3,000,000     3,104,820
 Barrick Gold Corporation
  7.500%      5/01/07 .......................       2,000,000     2,046,140
 Bell Atlantic Financial Services, Inc.
  6.610%      2/4/00 ........................       2,000,000     2,004,720
 BHP Finance (USA) Limited
  6.420%      3/1/26 ........................       2,000,000     1,959,760
 Carlisle Companies, Inc.
  7.250%      1/15/07 .......................       1,500,000     1,497,165
 Champion International Corporation
  6.400%      2/15/26 .......................       1,500,000     1,427,610
 Charles Schwab Corporation
  6.250%      1/23/03 .......................       2,000,000     1,925,000
 CITGO Petroleum Corporation
  7.875%      5/15/06 .......................         750,000       774,900
 Columbia Gas System, Inc.
  6.610%      11/28/02 ......................       2,000,000     1,977,400
 Commercial Credit Company
  7.750%      3/1/05 ........................       3,000,000     3,117,120
 Comcast Cablevision-PH
  8.375%      5/1/07 ........................       1,250,000     1,322,338
 Continental Airlines, Inc. Series 1996-B
  7.820%      10/15/13 ......................       1,470,588     1,516,500
 Continental Airlines, Inc. Series 1996-2B
  8.560%      7/2/14 ........................         972,107     1,048,660
 Corning Glass Works
  8.875%      3/15/16 .......................         500,000       556,970
 CSX Corporation
  7.250%      5/1/27 ........................       2,000,000     2,040,520
 Dow Capital
  7.125%      1/15/03 .......................       4,000,000     4,011,160
 English China Clays Delaware Inc.
  7.375%      10/1/02 .......................       1,000,000     1,017,100
 Equifax, Inc.
  6.500%      6/15/03 .......................       1,250,000     1,220,163
 ERAC USA Finance Company 144A
  6.950%      1/15/06 .......................       1,500,000     1,467,345
 FBG Finance Ltd. 144A
  7.875%      6/1/16 ........................       1,250,000     1,255,038
 First Brands Corporation
  7.250%      3/1/07 ........................         500,000       499,240
 Fletcher Challenge Ltd.
  7.750%      6/20/06 .......................       1,500,000     1,544,130
 Foodbrands America, Inc.
  10.750%     5/15/06 .......................       1,500,000     1,758,480
 Foster Wheeler Corporation
  6.750%      11/15/05 ......................       2,000,000     1,937,060
 General American Transportation Corporation
  6.750%      3/1/06 ........................       2,000,000     1,935,440
 General Electric Capital Corporation
  8.750%      5/21/07 .......................       1,000,000     1,126,040
 General Mills
  8.900%      6/15/06 .......................       1,000,000     1,114,050
 General Motors Acceptance Corporation
  6.300%      9/10/97 .......................       2,500,000     2,501,150
 Hercules Incorporated
  6.625%      6/1/03 ........................       1,000,000       985,850
 Hilton Hotels Corporation
  7.375%      6/1/02 ........................       1,000,000     1,007,170
 IMCERA Group, Inc.
  6.000%      10/15/03 ......................       2,000,000     1,907,620
 Leucadia National Corporation
  7.750%      8/15/13 .......................       2,000,000     1,949,560
 Lockheed Martin Corporation
  7.700%      6/15/08 .......................       1,500,000     1,564,560
 McDonnell Douglas Corporation
  9.250%      4/1/02 ........................       1,400,000     1,539,356
 Mapco, Inc.
  7.250%      3/1/09 ........................       1,500,000     1,501,380
 Metlife Capital Equipment
  6.850%      5/20/08 .......................         500,000       497,535
 Millipore Corporation
  7.500%      4/1/07 ........................       1,000,000     1,013,160
 Mobil Corporation
  8.625%      8/15/21 .......................       2,000,000     2,302,680
 MFS Communications
  0.000%      1/15/04 .......................       1,000,000       930,800

MML Blend Fund

June 30, 1997
(Unaudited)

                                                                          Market
                                                          Principal        Value
                                                            Amount       (Note 2A)
                                                         ------------  ------------
BONDS AND NOTES (Continued)
Corporate Debt (Continued)
 Newmont Mining Corporation
  8.625%       4/1/02..............................    $    2,000,000  $    2,130,760
 News America Holdings Incorporated
  9.250%       2/1/13..............................         2,000,000       2,229,940
 Norfolk Southern Corporation
  7.050%       5/01/37.............................         2,500,000       2,537,350
 Orchard Supply Hardware
  9.375%       2/15/02.............................         1,500,000       1,572,285
 Penske Truck Leasing Co., L.P.
  7.750%       5/15/99.............................         1,250,000       1,280,900
 Petro Geo-Services
  7.500%       3/31/07.............................           500,000         503,795
 Polaroid Corporation
  8.000%       3/15/99.............................         1,000,000       1,023,950
 Ralston Purina Company
  7.750%       10/1/15.............................         3,000,000       3,041,400
 Rite Aid Corporation
  6.700%       12/15/01............................         1,000,000         992,410
 Rolls-Royce Capital Inc.
  7.125%       7/29/03.............................         1,500,000       1,506,045
 Scholastic Corporation
  7.000%       12/15/03............................         2,000,000       1,984,420
 Textron Inc.
  9.550%       3/19/01.............................         1,000,000       1,088,750
 Thomas & Betts Corporation
  8.250%       1/15/04.............................         1,500,000       1,584,495
 Time Warner, Inc.
  7.750%       6/15/05.............................         3,000,000       3,048,750
 Time Warner, Inc.
  6.100%       12/30/01............................           500,000         478,940
 United Air Lines, Inc.
  10.110%      2/19/06.............................           462,142         513,027
 US Air, Inc.
  7.500%       10/15/09............................           962,159         968,172
 US West Capital Funding Corporation
  8.375%       10/18/99............................         3,000,000       3,118,050
 US West Capital Funding Corporation
  6.850%       1/15/02.............................         2,000,000       1,997,860
 Valassis Communications, Inc.
  9.550%       12/1/03.............................         2,000,000       2,130,340
 Westinghouse Electric Corporation
  8.375%       6/15/02.............................           500,000         516,240
 Worldcom Inc.
  7.750%       4/1/07..............................         1,000,000       1,022,680
 W.R. Grace & Co.
  7.750%       10/1/02.............................         2,100,000       2,167,200
 W.R. Grace & Co.
  8.000%       8/15/04.............................         1,000,000       1,046,780
                                                       --------------  --------------
 Total Corporate Debt
 (Cost $111,723,776)...............................       109,366,996     112,101,182
                                                       --------------  --------------

U.S. Government Agency Obligations - 22.81%

Federal Home Loan Mortgage
 Corporation (FHLMC) - 3.07%

Collateralized Mortgage Obligations - 2.98%
 FHLMC Series 1322 Class G
  7.500%       2/15/07.............................    $    2,000,000  $    2,040,620
 FHLMC Series 1460 Class H
  7.000%       5/15/07.............................         2,000,000       2,007,500
 FHLMC Series 1080 Class D
  7.000%       7/15/20.............................         1,568,665       1,584,351
                                                       --------------  --------------
                                                            5,568,665       5,632,471


Pass-Through Securities - .09%
 FHLMC
  9.000%       3/1/17..............................           162,962         173,408
                                                       --------------  --------------
                                                            5,731,627       5,805,879
                                                       --------------  --------------
Federal National Mortgage
 Association (FNMA) - 6.90%

Collateralized Mortgage Obligations - 6.54%
 FNMA Series 1993-175 Class PL
  5.000%       10/25/02............................           468,248         466,052
 FNMA Series 1993-191 Class PD
  5.400%       3/25/04.............................         1,500,000       1,488,750
 FNMA Series 1993-221 Class D
  6.000%       12/25/08............................         1,000,000         956,250
FNMA Series 1993-134 Class GA
  6.500%       2/25/07.............................         2,000,000       1,981,860
FNMA Series 1996-54 Class C
  6.000%       9/25/08.............................         4,000,000       3,835,000
FNMA Series 1993-186 Class G
  6.250%       3/25/08.............................         3,700,000       3,637,544
                                                       --------------  --------------
                                                           12,668,248      12,365,456
Pass-Through Securities - .36%
 FNMA
     9.000%    5/1/09..............................           643,638         680,641
                                                       --------------  --------------
                                                           13,311,886      13,046,097
                                                       --------------  --------------
Government National Mortgage
 Association (GNMA) - 10.74%

Collateralized Mortgage Obligations - .44%
 JHM Acceptance Corporation, Series E, Class 5
  8.960%       4/1/19..............................           801,940         838,276
                                                       --------------  --------------
Pass-Through Securities - 10.29%
 GNMA
  8.000%       12/15/03 - 4/15/08..................         6,072,511       6,282,013
 GNMA
  7.500%       3/15/17 - 7/15/17...................         4,371,063       4,431,122
 GNMA - ARMS
  6.000%       7/20/25 - 12/20/25..................         8,597,169       8,751,066
                                                       --------------  --------------
                                                           19,040,743      19,464,201
                                                       --------------  --------------
                                                           19,842,683      20,302,477
                                                       --------------  --------------

MML Managed Bond Fund

June 30, 1997
(Unaudited)

                                                                              Market
                                                         Principal            Value
                                                           Amount            (Note 2A)
                                                       --------------     --------------
BONDS AND NOTES (Continued)

U.S. Government Guaranteed Notes - 2.11%
 1994-A Atlanta, GA
     5.780%    8/1/98...................               $      130,000     $      129,513
 1994-A Baxter Springs, KS
     5.780%    8/1/98...................                      700,000            697,375
 1994-A Boston, MA
     5.780%    8/1/98...................                      745,000            742,206
 1994-A Detroit, MI
     5.780%    8/1/98...................                      385,000            383,556
 1994-A Egg Harbor, NJ
     5.780%    8/1/98...................                      260,000            259,025
 1994-A Kansas City, MO
     5.780%    8/1/98...................                      550,000            547,938
 1994-A Mayaguez, PR
     5.780%    8/1/98...................                      295,000            293,894
 1994-A Rochester, NY
     5.780%    8/1/98...................                      300,000            298,874
 1994-A Sacramento, CA
     5.780%    8/1/98...................                       55,000             54,794
 1994-A Saginaw, MI
     5.780%    8/1/98...................                      315,000            313,819
 1994-A Youngstown, OH
     5.780%    8/1/98...................                      265,000            264,006
                                                       --------------     --------------
                                                            4,000,000          3,985,000
                                                       --------------     --------------

 Total U.S. Government Agency Obligations
  (Cost $42,491,921)....................                   42,886,196         43,139,453
                                                       --------------     --------------
U.S. Treasury Obligations - 7.11%

U.S. Treasury Bonds - 2.29%
 U.S. Treasury Bond
     7.250%    8/15/04..................                    1,000,000          1,042,500
 U.S. Treasury Bond
     7.250%    5/15/16..................                    3,150,000          3,284,852
                                                       --------------     --------------
                                                            4,150,000          4,327,352
U.S. Treasury Strips - 4.82%
 U.S. Treasury Strip - Principal Only
     0.000%    2/15/15..................                   30,700,000          9,115,444
                                                       --------------     --------------
Total U.S. Treasury Obligations
 (Cost $13,057,868).....................                   34,850,000         13,442,796
                                                       --------------     --------------
Total Bonds and Notes
  (Cost $183,956,089)...................               $  203,580,579        185,372,867
                                                       ==============     ==============

SHORT-TERM INVESTMENTS - .22%

Commercial Paper
 Conagra
     6.120%    7/2/97...................               $      418,000     $      417,929
                                                       --------------     --------------
Total Short-Term Investments
 (Cost $417,929)........................               $      418,000            417,929
                                                       ==============     --------------
Total Investments
 (Cost $184,374,018) (a)................          98.24%                  $  185,790,796
                                                 =======                  ==============

(a) Federal Income Tax Information: At
    June 30, 1997 the net unrealized
    depreciation on investments based on
    cost of $184,374,018 for federal income
    tax purposes is as follows:

    Aggregate gross unrealized appreciation for
    all investments and forward commitments in
    which there is an excess of market value over
    tax cost........................................................      $    3,353,247

    Aggregate gross unrealized depreciation for
    all investments and forward commitments in
    which there is an excess of tax cost over
    market value....................................................          (1,936,469)
                                                                          --------------
      Net unrealized appreciation...................................      $    1,416,778
                                                                          ==============

                      See Notes to Financial Statements.

MML Blend Fund

SCHEDULE OF INVESTMENTS

June 30, 1997
(Unaudited)

                                                       Number          Market
                                                         of             Value
                                                       Shares         (Note 2A)
                                                       ------         ---------
EQUITIES - 60.83%

Aerospace & Defense - 1.91%
 Boeing Company..............................         250,000       $  13,265,500
 Raytheon Company............................         410,000          20,910,000
 TRW, Inc....................................         218,600          12,419,103
                                                -------------       -------------
                                                      878,600          46,594,603
                                                -------------       -------------
Agribusiness - .71%
 Archer-Daniels-Midland Company..............          54,400           1,278,400
 Pioneer Hi-Bred International, Inc..........         200,000          16,000,000
                                                -------------       -------------
                                                      254,400          17,278,400
                                                -------------       -------------
Apparel, Textiles, Shoes - .69%
 VF Corporation..............................         200,000          16,950,000
                                                -------------       -------------
Automotive & Parts - 2.98%
 Ford Motor Company..........................         465,600          17,576,400
 Genuine Parts Company.......................         685,500          23,221,313
 Goodyear Tire & Rubber Company..............         505,000          31,972,560
                                                -------------       -------------
                                                    1,656,100          72,770,273
                                                -------------       -------------
Banking, Savings & Loans - 4.10%
 The Bank of New York Company, Incorporated..         675,000          29,362,500
 Comerica, Incorporated......................         237,000          16,116,000
 CoreStates Financial Corporation............         374,800          20,145,500
 Norwest Corporation.........................         252,000          14,175,000
 Pacific Century Finance.....................         109,100           5,045,874
 Wachovia Corporation........................         260,000          15,161,120
                                                -------------       -------------
                                                    1,907,900         100,005,994
                                                -------------       -------------
Beverages - 1.16%
 Brown-Forman Corporation (Class B)..........         300,000          14,643,600
 Pepsico, Incorporated.......................         365,000          13,710,130
                                                -------------       -------------
                                                      665,000          28,353,730
                                                -------------       -------------
Chemicals - 2.82%
 E.I. du Pont de Nemours and Company.........         292,000          18,359,500
 The Lubrizol Corporation....................         300,300          12,593,681
 Nalco Chemical Company......................         355,000          13,711,875
 Rohm & Haas.................................         268,000          24,136,616
                                                -------------       -------------
                                                    1,215,300          68,801,672
                                                -------------       -------------
Communications - 1.09%
 AT&T Corporation............................         122,100           4,281,070
 GTE Corporation.............................         509,700          22,363,088
                                                -------------       -------------
                                                      631,800          26,644,158
                                                -------------       -------------
Computers & Office Equipment - 4.68%
 Hewlett-Packard Company.....................         536,000          30,016,000
 International Business Machines Corporation.         302,000          27,236,474
 Pitney Bowes, Inc...........................         371,000          25,784,500
 Xerox Corporation...........................         396,000          31,234,500
                                                -------------       -------------
                                                    1,605,000         114,271,474
                                                -------------       -------------
Containers - .32%
 Temple-Inland, Inc..........................         145,000           7,830,000
                                                -------------       -------------
Cosmetic & Personal Care - .86%
 Kimberly-Clark Corporation..................         422,000          20,994,500
                                                -------------       -------------
Electric Utilities - 1.34%
 NIPSCO Industries, Inc......................         178,000           7,353,537
 SCANA Corporation...........................         579,200          14,371,110
 Teco Energy Inc.............................         428,200          10,945,648
                                                -------------       -------------
                                                    1,185,400          32,670,295
                                                -------------       -------------
Electrical Equipment & Electronics - 4.57%
 AMP, Inc....................................         700,000          29,225,000
 General Electric Company....................         720,000          47,070,000
 Honeywell, Inc..............................         203,000          15,402,624
 Hubbell, Incorporated (Class B).............         431,880          19,002,720
 New England Electric........................          27,200           1,006,400
                                                -------------       -------------
                                                    2,082,080         111,706,744
                                                -------------       -------------
Energy - 4.42%
 Amoco Corporation...........................         332,000          28,863,084
 ENI, SPA - ADR..............................         141,400           8,042,125
 Kerr-McGee Corporation......................         190,000          12,041,250
 Mobil Corporation...........................         300,000          20,962,500
 Occidental Petroleum Corp...................         568,300          14,242,735
 Union Pacific Resources Group, Inc..........         479,100          11,917,613
 Unocal Corporation..........................         304,200          11,806,610
                                                -------------       -------------
                                                    2,315,000         107,875,917
                                                -------------       -------------
Financial Services -1.06%
 American Express Company....................         346,000          25,777,000
                                                -------------       -------------
Foods - 1.93%
 ConAgra, Inc................................         325,100          20,847,038
 CPC International, Inc......................         285,000          26,308,920
                                                -------------       -------------
                                                      610,100          47,155,958
                                                -------------       -------------
Forest Products & Paper - 1.40%
 Westvaco Corporation........................         450,012          14,147,027
 Weyerhaeuser Company........................         386,500          20,098,000
                                                -------------       -------------
                                                      836,512          34,245,027
                                                -------------       -------------
Hardware & Tools - .56%
 The Stanley Works...........................         342,000          13,680,000

Healthcare - 5.73%
 Becton, Dickinson and Company...............         468,000          23,692,500
 Bristol-Myers Squibb Company................         800,000          64,800,000
 Pfizer, Incorporated........................          99,900          11,938,050
 Pharmacia & Upjohn Inc......................         415,000          14,421,250
 Schering-Plough Corp........................         526,000          25,182,250
                                                -------------       -------------
                                                    2,308,900         140,034,050
                                                -------------       -------------
Industrial Distribution - .67%
 W. W. Grainger, Inc.........................         208,000          16,262,896
                                                -------------       -------------
Industrial Transportation - 1.71%
 Burlington Northern.........................         229,200          20,599,350
 Norfolk Southern Corporation................         210,000          21,157,500
                                                -------------       -------------
                                                      439,200          41,756,850
                                                -------------       -------------
Insurance - 4.39%
 Jefferson-Pilot Corporation.................         234,500          16,385,688
 Marsh & McLennan Companies, Inc.............         480,000          34,260,000
 MBIA, Inc...................................         225,500          25,439,106
 SAFECO Corporation..........................         668,000          31,186,916
                                                -------------       -------------
                                                    1,608,000         107,271,710
                                                -------------       -------------

MML Blend Fund

June 30, 1997
(Unaudited)

                                                        Number        Market
                                                          of           Value
                                                        Shares       (Note 2A)
                                                        ------       ---------
EQUITIES (Continued)

Machinery & Components - 1.24%
 Dover Corporation..............................       286,000   $   17,589,000
 Parker-Hannifin Corporation....................       208,750       12,668,411
                                                 -------------   --------------
                                                       494,750       30,257,411
                                                 -------------   --------------
Miscellaneous - 1.57%
 Harsco Corporation.............................       312,100       12,640,050
 Minnesota Mining & Manufacturing Company.......       150,500       15,351,000
 Pall Corp......................................       441,500       10,264,875
                                                 -------------   --------------
                                                       904,100       38,255,925
                                                 -------------   --------------
Photography - .68%
 Eastman Kodak Company..........................       217,300       16,677,775
                                                 -------------   --------------
Publishing & Printing - 1.45%
 McGraw-Hill Companies, Inc.....................       400,000       23,524,800
 R.R. Donnelley & Sons Company..................       326,500       11,958,063
                                                 -------------   --------------
                                                       726,500       35,482,863
                                                 -------------   --------------
Retail - 1.58%
 The May Department Stores Company..............       442,000       20,884,500
 Sears Roebuck and Company......................       330,300       17,753,625
                                                 -------------   --------------
                                                       772,300       38,638,125
                                                 -------------   --------------
Retail - Grocery - 1.68%
 Albertson's, Inc...............................       749,200       27,345,800
 American Stores Company........................       278,100       13,731,188
                                                 -------------   --------------
                                                     1,027,300       41,076,988
                                                 -------------   --------------
Telephone Utilities - 1.95%
 Ameritech Corporation..........................       198,000       13,451,526
 Frontier Corporation...........................       706,000       14,075,522
 Pinnacle West Capital..........................       311,700        9,370,325
 Southern New England
   Telecommunications Corporation...............       278,400       10,822,800
                                                 -------------   --------------
                                                     1,494,100       47,720,173
                                                 -------------   --------------
Tobacco - 1.57%
 Fortune Brands, Inc............................       384,000       14,327,808
 Gallaher Group PLC.............................       384,000        7,079,808
 UST, Inc.......................................       607,600       16,860,900
                                                 -------------   --------------
                                                     1,375,600       38,268,516
                                                 -------------   --------------
Total Equities
 (Cost $809,526,978)............................                  1,485,309,027
                                                                 --------------

                                                   Principal
                                                    Amount
                                                   ---------
BONDS AND NOTES - 19.39%

Asset Backed Securities - 1.15%
Auto Receivables
 Capita Equipment Receivables Trust 1996-1,
  Class A4
  6.280%     6/15/00........................     $   4,000,000        3,996,240
 Chase Manhattan Auto Grantor Trust 1996-B,
  Class A
  6.610%     9/15/02........................         3,763,036        3,777,147
 Daimler-Benz Auto Grantor Trust 1995-A,
  Class A
  5.850%     5/15/02........................         1,001,463        1,000,212
 Ford Credit 1994-B Grantor Trust
  7.300%     10/15/99.......................           498,188          502,388
 Ford Credit Auto Owner Trust 1996-B,
  Class A-4
  6.300%     1/15/01........................         6,000,000        5,988,720
 Ford Credit Auto Loan Master Trust,
  Series 1992-1
  8.450%     7/15/06........................         1,500,000        1,500,375
 Keystone Auto Grantor Trust 1996-B,
  Class A 144A
  6.150%     4/15/03........................         1,850,070        1,847,314
 Nissan Auto Receivables 1994-A Grantor
  Trust, Class A
  6.450%     9/15/99........................         1,296,946        1,298,567
 Railcar Trust No. 1992-1
  7.750%     6/1/04.........................         1,378,152        1,428,968
 World Omni 1995-A Automobile Lease
  Securitization Trust, Class A
  6.050%     11/25/01.......................         2,634,215        2,635,848
 World Omni 1996-A Automobile Lease
  Securitization Trust, Class A1
  6.300%      6/25/02.......................         4,075,779        4,085,967
                                                 -------------   --------------
Total Asset Backed Securities
 (Cost $28,055,028).........................        27,997,849       28,061,746
                                                 -------------   --------------
Corporate Debt - 7.27%
 AirTouch Communications, Inc.
  7.500%     7/15/06........................         4,000,000        4,084,800
 America West Airlines 1996-1, Class A
  6.850%     7/2/09.........................         4,250,000        4,138,438
 American Airlines, Inc.
  9.780%     11/26/11.......................         5,000,000        5,687,500
 AMR Corporation
  9.000%     8/1/12.........................         2,000,000        2,240,280
 Analog Devices, Inc.
  6.625%     3/1/00.........................         1,500,000        1,491,465
 Associates Corporation of North America
  6.750%     8/1/01.........................         4,000,000        4,004,960
 Barrick Gold Corporation
  7.500%     5/1/07.........................         4,250,000        4,348,048
 Bell Atlantic Financial Services, Inc.
  6.610%     2/4/00.........................         1,000,000        1,002,360
 BHP Finance (USA) Limited
  6.420%     3/1/26.........................         4,500,000        4,409,460
 Carlisle Companies Inc.
  7.250%     1/15/07........................         2,250,000        2,245,748
 Champion International Corporation
  6.400%     2/15/26........................         3,500,000        3,331,090
 Charles Schwab Corporation
  6.250%     1/23/03........................         2,500,000        2,406,250
 CITGO Petroleum Corporation
  7.875%     5/15/06........................         1,000,000        1,033,200
 Columbia Gas System, Inc.
  6.610%     11/28/02.......................         3,000,000        2,966,100
 Comcast Cablevision
  8.375%     5/01/07........................         2,500,000        2,644,674
 Commercial Credit Company
  7.750%     3/1/05.........................         2,500,000        2,597,600
 Continental Airlines, Inc. Series 1996-B
  7.820%     10/15/13.......................         1,960,784        2,022,000
 Continental Airlines, Inc. Series 1996-2B
  8.560%     7/2/14.........................         1,701,186        1,835,155
 Corning Glass Works, Inc.
  8.875%     3/15/16........................           500,000          556,970

MML Blend Fund

June 30, 1997
(Unaudited)

                                                                           Market
                                                    Principal               Value
                                                     Amount               (Note 2A)
                                                -----------------     -----------------
BONDS AND NOTES (Continued)

Corporate Debt (Continued)
 CSX Corporation
  7.250%     5/1/27.........................    $       4,500,000     $       4,591,170
 Delta Air Lines, Inc.
  8.540%     1/2/07.........................            4,226,618             4,495,810
 English China Clays Delaware Inc.
  7.375%     10/1/02........................            1,000,000             1,017,100
 ERAC USA Finance Company 144A
  6.950%     1/15/06........................            1,500,000             1,467,345
 FBG Finance Ltd. 144A
  7.875%     6/1/16.........................            4,000,000             4,016,120
 Fletcher Challenge Ltd.
  7.750%     6/20/06........................            2,000,000             2,058,840
 Foodbrands America Inc.
  10.750%    5/15/06........................            3,500,000             4,103,120
 Foster Wheeler Corporation
  6.750%     11/15/05.......................            2,000,000             1,937,060
 General American Transportation Corporation
  6.750%     3/1/06.........................            3,000,000             2,903,160
 General Electric Capital Corporation
  8.750%     5/21/07........................            1,500,000             1,689,060
 General Mills
  8.900%     6/15/06........................            2,250,000             2,506,612
 General Motors Corporation
  9.125%     7/15/01........................            1,500,000             1,621,440
 Goldman Sachs Group, L.P. 144A
  6.200%     2/15/01........................            4,000,000             3,936,160
 GTE Corporation
  9.100%     6/1/03.........................            1,000,000             1,106,110
 Hilton Hotels Corporation
  7.375%     6/1/02.........................            1,750,000             1,762,548
 Leucadia National Corporation
  7.750%     8/15/13........................            3,000,000             2,924,340
 Lockheed Martin Corporation
  7.700%     6/15/08........................            4,000,000             4,172,160
 M.F.S. Communications Corporation
  0.000%     1/15/04........................            1,750,000             1,628,900
 Mapco, Inc.
  7.250%     3/1/09.........................            3,750,000             3,753,450
 McDonnell Douglas Corporation
  9.250%     4/1/02.........................            2,200,000             2,418,987
 Metlife Capital Equipment Corporation
  6.850%     5/20/08........................            1,500,000             1,492,605
 Millifpore Corporation
  7.500%     4/1/07 ........................            4,250,000             4,305,930
 Mobil Corporation
  8.625%     8/18/21........................            4,500,000             5,181,030
 Newmont Mining Corporation
  8.625%     4/1/02 ........................            5,000,000             5,326,900
 News America Holdings Incorporated
  9.250%     2/1/13.........................            4,000,000             4,459,880
 Norfolk Southern Corporation
  7.050%     5/1/37.........................            6,000,000             6,089,640
 North Finance (Bermuda) Limited 144A
  7.000%     9/15/05........................            4,000,000             3,940,000
 Petro Geo-Services
  7.500%     3/31/07........................              750,000               755,693
 Ralston Purina Company
  7.750%     10/1/15........................            2,000,000             2,027,600
 Rite Aid Corporation
  6.700%     12/15/01.......................            2,000,000             1,984,820
 Rolls-Royce Capital Inc.
  7.125%     7/29/03........................            2,000,000             2,008,060
 Scholastic Corporation
  7.000%     12/15/03.......................            4,000,000             3,968,840
 TCI Communications, Inc.
  7.550%     9/2/03.........................            3,000,000             2,990,370
 Thomas & Betts Corporation
  8.250%     1/15/04 .......................            1,000,000             1,056,330
 Time Warner, Inc.
  7.750%     6/15/05........................            3,000,000             3,048,750
 Time Warner, Inc.
  6.100%     12/30/01.......................            4,750,000             4,549,930
 The Toro Company
  11.000%    8/1/17.........................            2,000,000             2,126,480
 US Air, Inc.
  7.500%     10/15/09.......................              962,159               968,173
 US West Capital Funding Inc.
  6.850%     1/15/02........................            4,250,000             4,245,452
 Valassis Communications, Inc.
  9.550%     12/1/03........................            2,000,000             2,130,340
 Worldcom Inc.
  7.750%     4/1/07.........................            2,500,000             2,556,700
 W.R. Grace & Co.
  8.000%     8/15/04........................            5,000,000             5,233,900
                                                -----------------     -----------------
Total Corporate Debt
 (Cost $175,107,993)                                  172,800,747           177,603,013
                                                -----------------     -----------------

U.S. Government Agency Obligations - 4.48%

Federal Home Loan Mortgage
 Corporation (FHLMC) - 1.00%

Collateralized Mortgage Obligations - .97%
 FHLMC Series 1322 Class G
  7.500%     2/15/07........................            5,000,000             5,101,550
 FHLMC Series 1460 Class H
  7.000%     5/15/07........................            1,789,000             1,795,709
 FHLMC Series 1080 Class D
  7.000%     7/15/20........................            3,921,662             3,960,878
 FHLMC Series 1490 Class PG
  6.300%     5/15/07........................            5,000,000             4,932,800
 FHLMC Series 1625 Class EA
  5.750%     3/15/07........................            5,000,000             4,920,300
 FHLMC Series 1625 Class D
  5.250%     7/15/04........................            3,100,000             3,074,797
                                                -----------------     -----------------
                                                       23,810,662            23,786,034
Pass-Through Securities - .02%
 FHLMC
  9.000%     3/1/17 ........................              488,886               520,224
                                                -----------------     -----------------
                                                       24,299,548            24,306,258
                                                -----------------     -----------------

MML Blend Fund

June 30, 1997
(Unaudited)

                                                                           Market
                                                    Principal               Value
                                                     Amount               (Note 2A)
                                                -----------------     -----------------
BONDS AND NOTES (Continued)

Federal National Mortgage
 Association (FNMA) - 1.27%

Collateralized Mortgage Obligations - .78%
 FNMA Series 1993-134 Class GA
  6.500%     2/25/07........................    $       5,000,000     $       4,954,650
FNMA Series 1993-71 Class PG
  6.250%     7/25/07........................            8,000,000             7,870,000
FNMA Series 1993-175 Class PL
  5.000%     10/25/02.......................              966,932               962,397
FNMA Series 1993-191 Class PD
  5.400%     3/25/04........................            1,500,000             1,488,750
FNMA Series 1996-54 Class C
  6.000%     9/25/08........................            4,000,000             3,835,000
                                                -----------------     -----------------
                                                       19,466,932            19,110,797

Pass-Through Securities - .49%
 FNMA
  8.000%     5/1/13 ........................            2,102,250             2,139,628
 FNMA
  6.500%     6/25/08 .......................            5,000,000             4,885,900
 FNMA
  6.250%     3/25/08 .......................            5,000,000             4,915,600
                                                -----------------     -----------------
                                                       12,102,250            11,941,128
                                                -----------------     -----------------
                                                       31,569,182            31,051,925
                                                -----------------     -----------------

Government National Mortgage
 Association (GNMA) - 1.45%

Collateralized Mortgage Obligations - .07%
 JHM Acceptance Corporation, Series E,
  Class 5
  8.960%     4/1/19.........................            1,603,881             1,676,553
                                                -----------------     -----------------

Pass-Through Securities - 1.38%
 GNMA
  7.500%     9/15/16 - 10/15/17 ............            3,905,468             3,959,130
 GNMA
  8.000%     1/15/04 - 5/15/08 .............            6,749,401             7,263,693
 GNMA
  9.000%     8/15/08 - 9/15/09 .............            1,965,318             1,816,146
 GNMA - ARMS
  6.000%     7/20/25 - 5/20/27 .............           20,302,369            20,669,673
                                                -----------------     -----------------
                                                       32,922,556            33,708,642
                                                -----------------     -----------------
                                                       34,526,437            35,385,195
                                                -----------------     -----------------

U.S. Government Guaranteed Notes - .77%
 1994-A Abilene, TX
  5.780%     8/1/98 ........................               70,000                69,737
 1994-A Bakersfield, CA
  5.780%     8/1/98 ........................              245,000               244,081
 1994-A Barberton, OH
  5.780%     8/1/98 ........................               75,000                74,719
 1994-A Buffalo, NY
  5.780%     8/1/98 ........................              375,000               373,594
 1991-A Caguas, PR
  8.740%     8/1/01 ........................              280,000               299,250
 1991-A Council Bluffs, IA
  8.740%     8/1/01 ........................              155,000               165,656
 1994-A Cumberland, MD
  5.780%     8/1/98 ........................               55,000                54,794
 1994-A Elizabeth, NJ
  5.780%     8/1/98 ........................               75,000                74,719
 1994-A Erie, PA
  5.780%     8/1/98 ........................               70,000                69,737
 1994-A Euclid, OH
  5.780%     8/1/98 ........................              105,000               104,606
 1994-A Fairfax County, VA
  5.780%     8/1/98 ........................              110,000               109,588
 1991-A Fairfax County, VA
  8.740%     8/1/01 ........................               85,000                90,844
 1991-A Fajardo, PR
  8.740%     8/1/01 ........................              210,000               224,438
 1994-A Fort Myers, FL
  5.780%     8/1/98 ........................              135,000               134,494
 1991-A Gasden, AL
  8.740%     8/1/01 ........................              100,000               106,875
 1994-A Lawrence, MA
  5.780%     8/1/98 ........................               40,000                39,850
 1991-A Lorain, OH
  8.740%     8/1/01 ........................               30,000                32,062
 1994-A Los Angeles County, CA
  5.780%     8/1/98 ........................              175,000               174,344
 1994-A Mayaguez, PR
  5.780%     8/1/98 ........................               65,000                64,756
 1991-A Mayaguez, PR
  8.740%     8/1/01 ........................              150,000               160,312
 1994-A Mobile, AL
  5.780%     8/1/98 ........................              205,000               204,231
 1994-A Montgomery County, PA
  5.780%     8/1/98 ........................              230,000               229,137
 1994-A New Orleans, LA
  5.780%     8/1/98.........................              175,000               174,344
 1994-A Ocean Shores, WA
  5.780%     8/1/98 ........................              110,000               109,587
 1994-A Pasadena, CA
  5.780%     8/1/98 ........................              140,000               139,475
 1994-A Providence, RI
  5.780%     8/1/98 ........................               50,000                49,812
 1994-A Reading, PA
  5.780%     8/1/98 ........................               65,000                64,756
 1994-A Roanoke, VA
  5.780%     8/1/98 ........................              210,000               209,213
 1994-A Rochester, NY
  5.780%     8/1/98 ........................              165,000               164,381
 1991-A Rochester, NY
  8.650%     8/1/00 ........................            4,295,000             4,532,555
 1994-A Sacramento, CA
  5.780%     8/1/98 ........................              300,000               298,875
 1994-A Syracuse, NY
  5.780%     8/1/98 ........................               50,000                49,813
 1994-A Tacoma, WA
  5.780%     8/1/98 ........................              155,000               154,419
 1994-A Trenton, NJ
  5.780%     8/1/98 ........................              130,000               129,513
 1994-A Virginia Beach, VA
  5.780%     8/1/98 ........................              260,000               259,024
 1994-A Waterford Township, MI
  5.780%     8/1/98 ........................               55,000                54,794
 1994-A West Palm Beach, FL
  5.780%     8/1/98 ........................              105,000               104,606
 U.S. Department of Housing and Urban
  Development, Series 1995-A
  8.240%     8/1/02.........................            8,475,000             9,084,522
                                                -----------------     -----------------
                                                       17,780,000            18,681,513
                                                -----------------     -----------------

 Total U.S. Government Agency Obligations
    (Cost $107,071,795)                               108,175,167           109,424,891
                                                -----------------     -----------------

MML Blend Fund

June 30, 1997
(Unaudited)

                                                                           Market
                                                    Principal               Value
                                                     Amount               (Note 2A)
                                                -----------------     -----------------
BONDS AND NOTES (Continued)

U.S. Treasury Obligations - 6.48%

U.S. Treasury Bonds - 2.82%
 U.S. Treasury Bond
  5.8750%    5/15/16........................    $      26,250,000     $      27,373,762
 U.S. Treasury Bond
  8.750%     5/15/17........................           34,500,000            41,507,640
                                                -----------------     -----------------
                                                       60,750,000            68,881,402
                                                -----------------     -----------------

U.S. Treasury Notes - 3.16%
 U.S. Treasury Note
  6.125%     5/15/98........................           10,000,000            10,029,700
 U.S. Treasury Note
  6.375%     1/15/99........................           11,000,000            11,063,580
 U.S. Treasury Note
  5.875%     1/31/99........................           13,000,000            12,973,610
 U.S. Treasury Note
  6.375%     5/15/99........................            6,000,000             6,030,000
 U.S. Treasury Note
  6.500%     5/31/01........................            1,500,000             1,508,205
 U.S. Treasury Note
  7.250%     5/15/04........................           34,000,000            35,445,000
                                                -----------------     -----------------
                                                       75,500,000            77,050,095
                                                -----------------     -----------------

U.S. Treasury Strips - .51%
 U.S. Treasury Strip - Principal only
  0.000%     2/15/99........................            9,750,000             8,855,243
 U.S. Treasury Strip - Principal only
  0.000%     2/15/10........................            2,500,000             1,070,850
U.S. Treasury Strip - Principal only
  0.000%     2/15/17........................            9,500,000             2,450,620
                                                -----------------     -----------------
                                                       21,750,000            12,376,713
                                                -----------------     -----------------

Total U.S. Treasury Obligations
   (Cost $158,624,313)......................          158,000,000           158,308,210
                                                -----------------     -----------------

Total Bonds and Notes
   (Cost $468,859,129)......................    $     466,973,763           473,397,860
                                                =================     -----------------


SHORT-TERM INVESTMENTS - 19.81%

Commercial Paper
 Aristar, Inc.
  5.670%     8/14/97........................    $       4,980,000             4,943,542
 Baltimore Gas and Electric
  5.670%     9/23/97........................           10,000,000             9,864,236
 Baxter International Inc.
  5.750%     8/25/97........................            2,190,000             2,170,761
 Central and South West Corporation
  5.800%     8/20/97........................           11,815,000            11,719,824
 Comdisco, Inc.
  5.880%     8/1/97.........................           17,100,000            17,015,393
 Comdisco, Inc.
  5.800%     8/18/97........................           12,225,000            12,129,686
 Comdisco, Inc.
  5.810%     8/15/97........................            6,685,000             6,636,137
 Countrywide Home Loans
  5.560%     8/28/97........................           10,000,000             9,902,651
 Countrywide Home Loans
  5.590%     9/16/97........................            9,170,000             9,055,757
 Crown Cork & Seal Company, Inc.
  5.780%     7/18/97........................           14,525,000            14,485,590
 Crown Cork & Seal Company, Inc.
  5.720%     7/28/97........................           10,000,000             9,957,288
 Crown Cork & Seal Company, Inc.
  5.760%     7/31/97........................            4,050,000             4,030,139
 Crown Cork & Seal Company, Inc.
  5.800%     8/08/97........................            6,330,000             6,291,246
 Dominion Resources, Inc.
  5.840%     7/11/97........................            8,000,000             7,987,119
 Dominion Resources, Inc.
  5.770%     8/4/97.........................           16,000,000            15,913,175
 Dominion Resources, Inc.
  5.800%     8/13/97........................            8,855,000             8,792,669
 Enron Corporation
  5.750%     7/31/97........................            6,690,000             6,657,944
 Finova Capital Corporation
  5.610%     9/9/97.........................            6,525,000             6,451,005
 Harris Corporation
  5.800%     8/6/97.........................           11,000,000            10,935,743
 Harris Corporation
  5.720%     7/29/97........................            1,240,000             1,234,508
 Illinois Power Company
  5.790%     7/8/97.........................            2,780,000             2,776,894
 Illinois Power Company
  5.800%     8/19/97........................           10,560,000            10,476,635
 Kerr-Mcgee Credit Cop
  5.750%     7/29/97........................           17,275,000            17,197,742
 Mattel, Inc.
  5.780%     8/22/97........................           11,625,000            11,527,665
 Mattel, Inc.
  5.780%     7/25/97........................            6,545,000             6,519,780
 Ohio Power
  5.85%      7/02/97........................           11,485,000            11,483,134
 ORIX Credit Alliance, Inc.
  5.870%     7/22/97........................           12,000,000            11,960,136
 ORIX Credit Alliance, Inc.
  5.820%     7/9/97.........................            5,825,000             5,817,438
 ORIX Credit Alliance, Inc.
  5.900%     7/28/97........................            9,142,000             9,102,953
 ORIX Credit Alliance, Inc.
  5.850%     7/24/97........................           10,000,000             9,962,403
 Praxair Inc.
  5.790%     7/3/97.........................            4,545,000             4,543,514
 Praxair Inc.
  5.790%     7/21/97........................           13,870,000            13,826,117
 Praxair Inc.
  5.770%     7/15/97........................           10,000,000             9,977,853
 Praxair Inc.
  5.740%     8/5/97.........................            6,000,000             5,966,483
 Public Service Company of Colorado
  5.850%     7/23/97........................           15,025,000            14,971,838
 Public Service Company of Colorado
  5.800%     8/19/97........................            1,315,000             1,304,534
 Public Service Company of Colorado
  5.820%     8/26/97........................           12,000,000            11,890,847
 Public Service Company of Colorado
  5.840%     9/26/97........................           11,300,000            11,141,172
 Public Service Electric and Gas Company
  5.800%     8/7/97.........................           12,070,000            11,996,346
 Rite Aid Corporation
  5.770%     7/8/97.........................            6,075,000             6,068,213

MML Blend Fund

June 30, 1997
(Unaudited)

                                                                           Market
                                                    Principal               Value
                                                     Amount               (Note 2A)
                                                -----------------     -----------------
SHORT-TERM INVESTMENTS (Continued)

Commercial Paper (Continued)
 Rite Aid Corporation
  5.800%     7/14/97.................           $       8,830,000     $       8,811,841
 Rite Aid Corporation
  5.780%     7/17/97.................                  14,965,000            14,925,860
 Rite Aid Corporation
  5.810%     7/25/97.....................               4,850,000             4,830,666
 Textron Financial Corporation
  5.820%     7/2/97.....................                2,380,000             2,379,643
 Textron Financial Corporation
  5.820%     7/30/97.....................              13,430,000            13,367,036
 Timken Company
  5.800%     7/15/97.....................               1,725,000             1,721,180
 Union Camp Corp.
  5.550%     7/7/97.....................               11,400,000            11,389,083
 Union Camp Corp.
  5.670%     7/1/97.....................                6,075,000             6,075,000
 Union Camp Corp.
  5.700%     7/10/97.....................              10,025,000            10,010,120
 Union Camp Corp.
  5.800%     8/11/97.....................               7,000,000             6,953,788
 Whirlpool Financial Corporation
  5.800%     7/9/97.....................                7,070,000             7,060,822
 Whirlpool Financial Corporation
  5.750%     7/16/97.....................              10,165,000            10,140,478
 Whirlpool Financial Corporation
  5.800%     8/12/97.....................              11,575,000            11,496,721
 Whirlpool Financial Corporation
  5.800%     8/21/97.....................              10,000,000             9,917,833
                                                -----------------     -----------------

Total Short-Term Investments
   (Cost $483,786,841)                          $     486,307,000           483,766,181
                                                =================     -----------------

Total Investments -
   (Cost $1,762,172,948) (a)              100.02%                     $   2,442,473,068
                                          =======                     =================


Table of Open Forward Commitment Contracts

          Forward                    Aggregate        Expiration
         Commitment                Face Value of         of             Unrealized
          Contracts                  Contracts        Contracts        Depreciation
         ----------                -------------      ----------       ------------
United States of America
 5.875% due 11/15/99                $4,978,906        August 1997      $     (12,756)
                                                                       --------------

Total Forward Commitment
 Contracts                                                             $     (12,756)
                                                                       ==============

(a) Federal Income Tax Information: At
    June 30, 1997 the net unrealized
    appreciation on investments and forward
    commitment contracts based on cost of
    $1,767,362,414 for federal income tax
    purposes is as follows:

    Aggregate gross unrealized appreciation for
    all investments and forward commitments in
    which there is an excess of market value
    over tax cost .................................................... $ 689,786,175

    Aggregate gross unrealized depreciation for
    all investments and forward commitments in
    which there is an excess of tax cost over
    market value .....................................................    (9,709,371)
                                                                       --------------
       Net unrealized appreciation ................................... $ 680,076,804
                                                                       ==============




                      See Notes to Financial Statements.

MML SERIES INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS

1. HISTORY

MML Series Investment Fund (the "MML Trust") is registered under the Investment Company Act of 1940 as a no-load, registered open end, diversified management investment company. MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund (the "Funds") are four series of shares of the MML Trust. The MML Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust.

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with generally accepted accounting principles.

   A. Investment Valuation

   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange, or on the NASDAQ national market system. If securities are unlisted, or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size, trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

   For MML Equity Fund, MML Managed Bond Fund, and MML Blend Fund, short-term securities with more than sixty days to maturity from the date of purchase are valued at market and short-term securities having a maturity from the date of purchase of sixty days or less are valued at amortized cost. MML Money Market Fund's portfolio securities are valued at amortized cost in accordance with a rule of the Securities and Exchange Commission pursuant to which MML Money Market Fund must adhere to certain conditions. It is the intention of MML Money Market Fund to maintain a per share net asset value of $1.00.

   B. Accounting For Investments

   Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts on short-term securities are amortized in determining interest income.

   The cost basis of long-term bonds is not adjusted for amortization of premium or accrual of discount since MML Managed Bond Fund and MML Blend Fund do not generally intend to hold such investments until maturity; however, the MML Trust has elected to accrue for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. Federal Income Tax

   The MML Trust has established a policy for each of the Funds to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Funds will not be subject to federal income tax on any net investment income and any net capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

   D. Forward Commitments

   Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. The Funds may also use forward commitments to take delivery of the underlying security rather than closing out the forward contract. Forward commitments are not used for purposes of trading. Settlement for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund generally does not take delivery on these forward commitments, but such commitments are instead settled with offsetting transactions. When a forward commitment contract is closed, the Funds record a realized gain or loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. The Funds instruct the custodian to segregate liquid high quality assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repo rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. At June 30, 1997, the cost (value) of forward commitments to purchase securities amounted to $4,978,906 ($4,966,150) for the MML Blend Fund.

   E. Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CAPITAL LOSS CARRYFORWARD

The accumulated net realized loss on investments for the MML Money Market Fund results in a capital loss carryforward of $9,702 which is available for federal income tax purposes to offset future capital gains. Of the total carryforward, $453 expires December 31, 1997, $1,639 expires December 31, 1998, $1,204 expires December 31, 2000, $201 expires December 31, 2001, $5,364 expires December 31, 2002 and $841 expires December 31, 2003.

The accumulated net realized loss on investments for the MML Managed Bond Fund results in a capital loss carryforward of $1,163,656 which is available for federal income tax purposes to offset future capital gains. Of the total carryforward, $840,829 expires December 31, 2002 and $322,826 expires
December 31, 2004.

4. INVESTMENT MANAGEMENT FEE

MassMutual provides all investment advisory, management and administrative services needed by the Funds. For acting as such, MassMutual receives a quarterly fee from each Fund at the annual rate of .50% of the first $100,000,000 of the average daily net asset value of each Fund, .45% of the next $200,000,000, .40% of the next $200,000,000, and .35% of any excess over
$500,000,000.

MassMutual has entered into investment sub-advisory agreements with David L. Babson and Company, Inc. ("Babson"), a wholly-owned subsidiary of DLB Acquisition Corporation which is a controlled subsidiary of MassMutual. The agreements provide that Babson manage the assets of MML Equity Fund and the assets of the Equity Sector of the MML Blend Fund. MassMutual pays Babson a quarterly fee equal to an annual rate of .13% of the average daily net asset value of MML Equity Fund and the Equity Sector of MML Blend Fund.

MassMutual has agreed, at least through April 30, 1998, to bear the expenses of the Funds to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during each Fund's fiscal year exceed .11% of the average daily net asset value of each Fund for such year. For the period ended
June 30, 1997, MassMutual was not required to reimburse the Funds for any expenses.

5. PURCHASES AND SALES OF INVESTMENTS AND FORWARD COMMITMENTS

                                                                                                                   Proceeds
For the Six Months                                                                                Acquisition     from Sales
Ended June 30, 1997                                                                                   Cost      and Maturities
-------------------                                                                             --------------  --------------
Investments
-----------
MML EQUITY FUND
 Equities....................................................................................   $  266,200,151  $  136,396,893
 Short-term investments......................................................................    1,991,750,279   1,973,499,559

MML MONEY MARKET FUND
 Short-term investments......................................................................      402,081,654     407,299,078

MML MANAGED BOND FUND
 Bonds and notes.............................................................................       24,498,140      16,755,511
 U.S. Government investments - long-term.....................................................       20,690,123      24,391,520
 Short-term investments......................................................................      171,605,520     172,640,185

MML BLEND FUND
 Equities....................................................................................      142,376,113     120,711,228
 Bonds and notes.............................................................................       56,687,758      35,769,087
 U.S. Government investments - long-term.....................................................       94,177,762      51,116,861
 Short-term investments......................................................................    1,302,378,210   1,324,695,071

                                                                                                                     Cost
Forward Commitments                                                                                              of Contracts
-------------------                                                                                             --------------
MML BLEND FUND
 U.S. Treasury and GNMA Forward Commitment Contracts:
  Contracts opened...........................................................................                   $    4,978,906
  Contracts closed...........................................................................                        4,981,405
  Outstanding at June 30, 1997...............................................................                        4,978,906

6. NET INCREASE FROM CAPITAL SHARE TRANSACTIONS

                                                                                   MML               MML
                                                                    MML           Money            Managed           MML
For the Six Months                                                Equity          Market            Bond            Blend
Ended June 30, 1997                                                Fund            Fund             Fund             Fund
-------------------                                          --------------   --------------   --------------   --------------
Shares
 Reinvestment of dividends.................................       2,662,123        3,539,412          496,773        4,155,800
 Sales of shares...........................................       4,778,755       62,595,766        1,081,012        3,482,552
 Redemptions of shares.....................................      (1,156,037)     (67,440,633)      (1,154,759)      (2,222,248)
                                                             --------------   --------------   --------------   --------------
 Net increase (decrease)...................................       6,284,841       (1,305,456)         423,026        5,416,104
                                                             ==============   ==============   ==============   ==============
Amount
 Reinvestment of dividends.................................  $   79,295,107   $    3,539,412   $    5,912,084   $   91,314,784
 Sales of shares...........................................     151,127,198       62,595,766       12,980,305       79,509,326
 Redemptions of shares.....................................     (36,297,106)     (67,440,633)     (13,897,589)     (50,635,400)
                                                             --------------   --------------   --------------   --------------
 Net increase (decrease)...................................  $  194,125,198   $   (1,305,456)  $    4,994,800   $  120,188,711
                                                             ==============   ==============   ==============   ==============

                                                                                   MML              MML
                                                                   MML            Money            Managed           MML
For the Year Ended                                                Equity          Market            Bond            Blend
December 31, 1996                                                  Fund            Fund             Fund             Fund
-----------------                                            --------------   --------------   --------------   --------------
Shares
 Reinvestment of dividends.................................       1,828,658        6,040,304          891,160        5,306,755
 Sales of shares...........................................      10,091,590      124,468,969        2,922,396        7,200,298
 Redemptions of shares.....................................      (2,955,578)     (94,198,432)      (1,491,952)      (6,061,613)
                                                             --------------   --------------   --------------   --------------
 Net increase..............................................       8,964,670       36,310,841        2,321,604        6,445,440
                                                             ==============   ==============   ==============   ==============
Amount
 Reinvestment of dividends.................................  $   47,407,259   $    6,040,304   $   10,670,172   $  110,096,240
 Sales of shares...........................................     284,667,043      124,468,969       35,191,792      154,685,163
 Redemptions of shares.....................................     (83,541,731)     (94,198,432)     (18,019,376)    (131,731,229)
                                                             --------------   --------------   --------------   --------------
 Net increase..............................................  $  248,532,571   $   36,310,841   $   27,842,590   $  133,050,174
                                                             ==============   ==============   ==============   ==============